UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

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☐    Soliciting Material Under §240.14a-12

EOS ENERGY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Positively ingenious.

Eos is accelerating the shift to American energy independence.

Safe, simple, durable, flexible and available, our commercially proven, U.S.-manufactured battery technology, coupled with DawnOS™ advanced controls, is transforming how the world stores power by solving the limitations that other stationary energy storage solutions ignore. Our U.S.-manufactured technology is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications in 4 to 16+ hour discharge duration applications, providing customers with significant operational flexibility to effectively address current and future increased grid demand and complexity, supporting a positive future for everyone.

		PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION — DATED MARCH 30, 2026
		Notice of Annual Meeting of Stockholders to be held on June 3, 2026

To the Stockholders of Eos Energy Enterprises, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/EOSE2026 on June 3, 2026, at 10:00 a.m. Eastern time for the following purposes:

	Meeting Date June 3, 2026
		Proposals		Voting Recommendation	Page Reference

		1.	to elect three directors as Class III directors of Eos Energy Enterprises, Inc., each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal;	"FOR"	3

	Meeting Time 10:00 a.m. Eastern time	2.	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	"FOR"	22

		3.	to approve a non-binding advisory resolution approving the compensation of the named executive officers;	"FOR"	37

		4.	to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock of the Company from 600,000,000 to 800,000,000; and	"FOR"	38

		5.	to approve an amendment to our Second Amended and Restated 2020 Incentive Plan.	"FOR"	41

	Meeting Place Live webcast at www.virtualshareholdermeeting.com/EOSE2026

The Company will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on April 13, 2026 (the “Record Date”) can vote at this meeting or any adjournments that take place. The Company will begin mailing the Notice of Internet Availability to our stockholders of record as of the Record Date for the first time on or about April 14, 2026.

ii	Eos Energy Enterprises

2026 Virtual Annual Stockholder Meeting
The Board of Directors has determined to hold the annual meeting virtually in order to facilitate stockholder attendance and participation by stockholders from all locations at no cost. We believe this is the right choice for the Company, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOSE2026 at the meeting date and time. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual Annual Meeting login page for assistance. Technical assistance will be available through the conclusion of the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2026
The Notice of Annual Meeting of Stockholders to be held on June 3, 2026, the accompanying Proxy Statement and the Company’s 2025 Annual Report on Form 10-K are available, free of charge, at http://www.proxyvote.com.
The Notice contains instructions on how to access our proxy materials and vote over the internet at www.proxyvote.com and how stockholders can receive a paper copy of our proxy materials, including the accompanying Proxy Statement, a proxy card or voting instruction card and our fiscal year ended December 31, 2025 Annual Report on Form 10-K. Stockholders can also request to receive future proxy materials in printed form by mail or electronically by email by contacting the Investor Relations Department at 862-207-7955 or email ir@eose.com.
By Order of the Board of Directors,
/s/Michael Silberman
Michael Silberman
Chief Legal Officer and Corporate Secretary
March 30, 2026

Your vote is important.
Whether or not you plan to attend the virtual meeting online, we encourage you to read the accompanying proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025, and submit your proxy as soon as possible using one of the three convenient voting methods described in “Information About the Proxy Process and Voting” in the proxy statement. If you receive more than one set of proxy materials or notice of internet availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted.

2026 Proxy Statement	iii

3 Proposal No. 1 Election of Directors	20 Director Compensation Table	28 Executive Compensation	49 Certain Relationships and Related Person Transactions	56 Information About the Proxy Process and Voting

6 Continuing Directors	22 Proposal No. 2 Ratification of Selection of Independent Registered Public Accounting Firm	37 Proposal No. 3 Advisory Vote to Approve Our Named Executive Compensation	52 Security Ownership of Certain Beneficial Owners and Management	61 Appendix A Third Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation

11 Corporate Governance	24 Report of the Audit Committee of the Board of Directors	38 Proposal No. 4 Authorized Share Amendment	54 Delinquent Section 16(a) Reports	62 Appendix B Second Amendment to the Second Amended and Restated 2020 Incentive Plan

19 Stockholder Engagement	25 Executive Officers	41 Proposal No. 5 Amendment to the Second Amended and Restated 2020 Incentive Plan	55 Additional Information	64 Appendix C Second Amended and Restated 2020 Incentive Plan

Stockholder Engagement

Proxy Statement For the 2026 Annual Meeting of Stockholders June 3, 2026
Eos Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820

We have made available our proxy materials because the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc. (referred to herein as the “Company,” “Eos,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 3, 2026, at 10:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/EOSE2026.
•This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”), over the internet in lieu of mailing printed copies. The Company will begin mailing the Notice of Internet Availability to our stockholders of record as of the Record Date for the first time on or about April 14 , 2026.
The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. Additionally, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and our Annual Report on Form 10-K so that they can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. Our Annual Report on Form 10-K and the 2026 Proxy Statement are available, free of charge, at proxyvote.com.

Proxy Summary						Meeting Information

						Meeting Date June 3, 2026

						Meeting Time 10:00 a.m. Eastern time

Proposals				Voting Recommendation	Page Reference	Meeting Place Live webcast at www.virtualshareholdermeeting.com/EOSE2026

1.	to elect three directors as Class III directors of Eos Energy Enterprises, Inc., each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal;			"FOR"	3

2.	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;			"FOR"	22

3.	to approve a non-binding advisory resolution approving the compensation of the named executive officers;			"FOR"	37
						Voting Information

4.	to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock of the Company from 600,000,000 to 800,000,000; and			"FOR"	38

5.	to approve an amendment to our Second Amended and Restated 2020 Incentive Plan.			"FOR"	41	Vote by Internet www.proxyvote.com

Director Nominees

						Vote by Telephone 1-800-690-6903
Name	Age	Director since	Independent	Primary Occupation	Other Public Boards

						Vote by Mail Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

Jeff Bornstein	60	2022	Yes	Founder, Principal and Co-Managing Partner, Whipstick Ventures LLC	AlloVir, Inc.
Claude Demby	61	2021	Yes	Former President, Cree LED	Piedmont Lithium Inc.

Nathaniel Fick	48	2026	Yes	Chief Strategy Officer for Equities and Senior Managing Director, Cerberus Capital Florida, LLC	–	Vote In-Person www.virtualshareholdermeeting.com/EOSE2026
						Eos Energy Enterprises	1

Proxy Summary	Table of Contents
Director Skills and Qualifications

Skill and Definition	Jeff Bornstein	Claude Demby	Alex Dimitrief	Nathaniel Fick	Joe Mastrangelo	Jeff McNeil	Joseph Nigro	Greg Nixon	Nick Robinson	David Urban	Mimi Walters

Public Company Leadership Experience	●	●	●	●	●	●	●	●
Energy Market Expertise	●	●	●		●	●	●				●
Manufacturing Expertise	●	●	●		●	●
Disruptive Technology Experience				●	●	●	●
Capital Markets Expertise	●		●	●	●		●	●	●
Government/Regulatory Experience			●	●		●	●	●	●	●	●
Human Capital/Talent Management	●	●	●	●	●	●	●
Enterprise Risk Management	●	●	●	●	●	●	●	●	●	●	●
Sustainability and Environmental					●						●

2	Eos Energy Enterprises

Proposal No. 1 Election of Class III Directors

3 board classes	1 class elected each year

Our Board is divided into three (3) classes with only one class of directors being elected in each year and each class serving a three (3) year term. The directors hold their office for a term of three (3) years or until their respective successors are elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Class I directors are Marian “Mimi” Walters and Jeffrey McNeil; Class II directors are Joe Mastrangelo, our CEO, Alex Dimitrief, and Joseph Nigro, the Chair of our Board; and Class III directors are Jeff Bornstein, Claude Demby, and Nathaniel Fick.
As further described below, the holders of the Series B-1 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred Stock”), Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-2 Preferred Stock”), Series B-3 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-3 Preferred Stock”) and the Series B-4 Convertible Preferred Stock, par value $0.0001 per share (the “Series B-4 Preferred Stock,” and, collectively with the Series B-1 Preferred Stock, the Series B-2 Preferred Stock and the Series B-3 Preferred Stock, the “Preferred Stock”) have the right, exclusively and voting together as a separate class, to appoint up to three (3) persons to serve as directors on the Board (the “Preferred Directors”). The sole holder of the Preferred Stock has previously appointed Nick Robinson, Gregory Nixon, and David Urban to serve as Preferred Directors on the Board. The sole holder of the Preferred Stock has appointed Messrs. Robinson, Nixon and Urban as Preferred Directors, each to serve a term of one (1) year or until their respective successors are elected and qualified. Because the holders of the Preferred Stock have the exclusive right to appoint the Preferred Directors, the holders of our common stock are not entitled to vote to elect such persons. For additional information concerning Preferred Stock director election and nomination rights, see “Corporate Governance – Board Composition.”

Proposal No. 1	Table of Contents
Class III directors standing for re-election at the Annual Meeting are Jeff Bornstein, Claude Demby, and Nathaniel Fick. Class I and Class II directors will stand for election at the 2027 and 2028 annual meetings of stockholders, respectively.
Each of the nominees for election as a Class III director is currently a director. If elected at the Annual Meeting, each of the nominees for election as Class III directors would serve for three years and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. If any nominee is unable or unwilling to be a candidate for election, the Board may appoint another nominee or reduce the size of the Board.
The following table sets forth information for the nominees who are currently standing for election:

Name	Age	Director Since
Jeff Bornstein(1)	60	2022
Claude Demby(2)	61	2021
Nathaniel Fick(3)	48	2026
1.Member of the Audit Committee and member of the Leadership Development & Compensation Committee.
2.Member of the Audit Committee and member of the Nominating and Corporate Governance Committee.
3.Member of the Nominating and Corporate Governance Committee.

Set forth below is biographical information for the nominees. The following includes certain information regarding the nominees’ individual experience, qualifications, attributes, and skills that led the Board to conclude that they should serve as a director.

Jeff Bornstein
Background
Mr. Bornstein has served as a member of our Board since 2022. Mr. Bornstein is the founder, principal and co-managing partner of Whipstick Ventures LLC, an investment company focused on early-stage companies with novel solutions across energy storage and efficiency, services, biotech, and fin-tech. He also serves as the managing partner of Generation Capital Partners. Prior to founding Whipstick Ventures in 2018, Mr. Bornstein held senior leadership roles at General Electric (GE) (NYSE: GE), including Vice Chairman and Chief Financial Officer from 2013 to 2017. He began his career at GE in 1989 through the GE Power Systems' Financial Management Program and served in a variety of finance leadership roles, including 12 years as Senior Vice President and Chief Financial Officer of GE Capital. Mr. Bornstein earned a Bachelor of Science from Northeastern University and currently serves as trustee of the university. He currently serves on the board of directors of AlloVir, Inc. (NASDAQ: ALVR), where he chairs the Audit Committee. He also serves on the board of Build On and is actively involved in several youth development programs.

Age: 60

Director since: 2022

Committees: Audit Committee (Chair), Leadership Development & Compensation Committee

Mr. Bornstein's qualifications to serve on our board of directors include his extensive finance background, executive leadership experience, and deep industry knowledge, particularly in the energy sector.

4	Eos Energy Enterprises

Table of Contents	Proposal No. 1

Claude Demby
Background
Mr. Demby has been a member of our Board since 2021. From 2018 to 2022, Mr. Demby served as President of Cree LED, a lighting and industrial innovation company. Prior to that, he was responsible for Mergers and Acquisitions at Cree, Inc. (Cree) and served as the Senior Vice President and General Manager of Cree’s Semiconductor Materials Business. Before joining Cree, Mr. Demby served as Chief Executive Officer and Director of Noel Group, an industrial holding company overseeing five global manufacturing businesses. Earlier in his career, he served as President and Chief Operating Officer of L&L Products, Inc., a global automotive and aerospace OEM focused on solutions for noise and vibration reduction while enhancing structural integrity. Mr. Demby’s career began in engineering roles at Proctor and Gamble and GE. Mr. Demby earned a Bachelor of Science from the University of Delaware and an MBA from Rensselaer Polytechnic Institute. He currently serves as director of the Brown Capital Management Mutual Fund Trust, where he chairs the Nominating and Governance Committee, and served on the board of Piedmont Lithium Incorporated (NASDAQ: PLL), a clean energy company, where he chaired Leadership and Compensation Committee and the Nominating and Governance Committee during his six-year tenure. He Previously served as a Director of the Federal Reserve Bank of Richmond's Charlotte branch including a period as Chairman from 2012 to 2017. Mr. Demby also served on the board of directors of the Raleigh Chamber of Commerce, including Chair-Elect and advisor, and is a founder and leader of Valour Academy Schools, Inc. in Raleigh, North Carolina.

Age: 61

Director since: 2021

Committees: Audit Committee, Nominating and Corporate Governance Committee

Mr. Demby’s qualifications to serve on our board of directors include his multi-dimensional fiduciary readiness and sector-specific operational expertise.

Nathaniel Fick
Background
Mr. Fick has been a member of our Board since 2026. Mr. Fick has served as Chief Strategy Officer for Equities at Cerberus Capital Management since 2025, where he oversees global investment activities across the firm’s Private Equity, Supply Chain, and Ventures platforms. Prior to joining Cerberus, Mr. Fick served as the U.S. Ambassador at Large for Cyberspace and Digital Policy at the State Department, leading American diplomatic efforts regarding cybersecurity, artificial intelligence, and digital infrastructure. His private sector experience includes serving as General Manager of Elastic Security following its 2019 acquisition of Endgame, a venture-backed cybersecurity firm where Mr. Fick served as Chief Executive Officer. Additionally, he spent nearly a decade as an Operating Partner at Bessemer Venture Partners. Mr. Fick began his career as an officer in the United States Marine Corps, leading infantry and reconnaissance units in Afghanistan and Iraq. He is the author of the New York Times bestseller One Bullet Away. Mr. Fick holds a B.A. from Dartmouth College, an M.P.P. from the Harvard Kennedy School, and an M.B.A. from the Harvard Business School. He currently serves as a Director of the Council on Foreign Relations and was formerly a Trustee of Dartmouth College.

Age: 48

Director since: 2026

Committees: Nominating and Corporate Governance Committee

Mr. Fick’s qualifications to serve on our board of directors include his expertise in global technology policy, cybersecurity risk management, and strategic investment.

The Board recommends a vote "FOR" the election of each of the above-named Class III Nominees

2026 Proxy Statement	5

Continuing Directors
The following Class II and Class I directors are not up for re-election at this Annual Meeting. Class I directors will be up for election at our annual meeting of stockholders in 2027 and Class II directors will be up for election at our Annual Meeting in 2028. The Preferred Directors are expected to be re-appointed upon closing of the Annual Meeting for a term of one (1) year or until their respective successors are elected and qualified.
Class I Directors (terms expiring at the 2027 annual meeting of stockholders)

Jeff McNeil
Background
Mr. McNeil has served as a member of our Board since 2023. Mr. McNeil served as Executive Vice President - Advisor at Enphase Energy Inc. (NASDAQ: ENPH) from April 2023 to July 2025, Chief Operations Officer from 2019 to 2023, and Vice President of Quality and Customer Support from 2018 to 2019. Prior to that, he served as Senior Vice President of Operations at Energous Corp. (NASDAQ: WATT) from 2016 to 2018 and held key positions at Cypress Semiconductor Corp. from 1994 to 2012, including Senior Vice President of Worldwide Operations and Vice President of Planning. Mr. McNeil earned a Bachelor of Science from San Jose University. He previously served on the board of directors of Upstart Power from 2021 to 2024 and has served on the boards of Heraeus, Digital Equipment Corp. (later acquired by Hewlett Packard Enterprise), Seagate Technology Holdings PLC (NASDAQ: STX), and Memorex.

Age: 64

Director since: 2023

Committees: Audit Committee, Leadership Development & Compensation Committee

Mr. McNeil’s qualifications to serve on our board of directors include four decades of experience spanning various facets of the energy and technology sectors and a proven track record of driving growth and innovation.

6	Eos Energy Enterprises

Table of Contents	Continuing Directors

Marian “Mimi” Walters
Background
Ms. Walters has served as a member of our Board since 2020. Ms. Walters currently serves as Chief Commercial Officer for Leading Edge Power Solutions, LLC. From 2015 to 2019, she served as a Member of the U.S. House of Representatives for California’s 45th District, where she worked on key legislation, business and policy initiatives related to energy, technology, environmental and healthcare. During her tenure, she served in House leadership and was a member of the Energy and Commerce Committee, including its Communications and Technology, Digital Commerce and Consumer Protection, and Oversight and Investigations subcommittees. Prior to serving in Congress, Ms. Walters was a member of the California State Senate from 2008 to 2014, where she served on the Banking and Financial Institutions Committee and as Vice Chair of the Appropriations Committee. She previously served in the California State Assembly and was Mayor and Councilmember for the City of Laguna Niguel. Prior to her career in public service, Ms. Walters was an investment professional at Drexel Burnham Lambert and Kidder, Peabody & Co. She earned a Bachelor of Arts from the University of California, Los Angeles. Ms. Walters currently serves on the board of directors of BRC Holdings, Inc. (NASDAQ: RILY), Pacific Specialty Insurance Company, Soaring, and Apollo Pact, a non-profit 501(c)(3).

Age: 63

Director since: 2020

Committees: Leadership Development & Compensation Committee (Chair), Nominating and Corporate Governance Committee

Ms. Walters’ qualifications to serve on our board of directors include her experience with the alternative energy industry, policy and government affairs and her background in investment banking.

Class II Directors (terms expiring at the 2028 annual meeting of stockholders)

Joe Mastrangelo
Background
Mr. Mastrangelo has served as a director and the Chief Executive Officer since the closing of the Company’s business combination with B. Riley Principal Merger Corp. II in 2020. He joined EES LLC as a Board advisor in March 2018 and assumed the role of Chief Executive Officer from August 2019 until the closing of the business combination. Before coming to Eos, Mr. Mastrangelo was President and Chief Executive Officer of General Electric's Gas Power Systems since September 2015. As an energy industry leader for the past two decades, Mr. Mastrangelo has extensive experience leading diverse teams to develop and deploy commercial scale projects around the world. Mr. Mastrangelo has broad operating experience across the energy value chain including serving as Chief Executive Officer of GE’s Power Conversion business, applying science and systems of power conversion to increase the efficiency of the world’s energy infrastructure. Mr. Mastrangelo spent ten years with GE Oil & Gas, in leadership roles in finance, quality, and commercial operations, culminating in being named a GE Corporate Officer in 2008. Mr. Mastrangelo began his career with GE in the company’s Financial Management Program and then joined GE’s Corporate Audit Staff. Originally from New York, Mr. Mastrangelo earned a Bachelor of Science in Finance from Clarkson University and an Associate of Science, Business Administration and Management from Westchester Community College.

Age: 57

Director since: 2020

Committees: N/A

Mr. Mastrangelo’s qualifications to serve on our board of directors include his extensive experience in operations management at executive level positions, as well as his educational background in finance and business.

2026 Proxy Statement	7

Continuing Directors	Table of Contents

Alex Dimitrief
Background
Mr. Dimitrief has served as a member of our Board since 2020. He is currently Global Chief of Ronald McDonald House, a partner at Zeughauser Group and an Advisory Partner at Earlylands Advisory. He previously served as Senior Vice President and General Counsel of Sotera Health Co. (NASDAQ: SHC) from November 2022 – March 2026, President and Chief Executive Officer of General Electric’s (GE) Global Growth Organization from 2015 to 2018 and as GE’s General Counsel from 2015 – 2018. Mr. Dimitrief joined GE in 2007 after spending 20 years as a litigator at Kirkland & Ellis LLP. He earned a Bachelor of Arts from Yale College and a Juris Doctor from Harvard Law School and has taught courses on corporate citizenship and corporate law at Harvard Law School and New York Law School. Mr. Dimitrief previously served as a director of both public and non-public companies, including The We Company, Synchrony Financial (NYSE: SYF), SmileDirectClub (NASDAQ: SD), and GE Capital Bank.

Age: 67

Director since: 2020

Committees: Audit Committee, Nominating and Corporate Governance Committee (Chair)

Mr. Dimitrief’s qualifications to serve on our board of directors include his extensive executive and board experiences and, his expertise in managing risk, legal compliance, governance, government affairs, and other functions at mature companies with large workforces.

Joseph Nigro
Background
Mr. Nigro has served as a member of our Board since March 25, 2025 and our Board Chair since January 1, 2026. From October 2022 to March 2023, Mr. Nigro served as an advisor to Exelon Corp.’s (Exelon) (NASDAQ: EXC) Chief Executive Officer, following his tenure as Exelon’s Chief Financial Officer from May 2018 to October 2022. Prior to that, Mr. Nigro served as Chief Executive Officer of Constellation Energy Corp. (Constellation), an Exelon operating division, from 2013 to 2018, and previously as Senior Vice President, Portfolio Strategy. Before joining Constellation, he served as Senior Vice President, Portfolio Management and Strategy, for the Exelon Power Team. Earlier in his career, Mr. Nigro held a range of leadership and commercial roles, including Vice President, Structuring and Portfolio Management; Director, Commercial Transactions; Manager, Northeast Region; Integration Lead – Power Team/Sithe New England Holdings; manager, financial trading – hedge book; and financial transaction. He also spent seven years at Phibro Energy, Inc., an independent oil trading and refining company. Mr. Nigro earned a Bachelor of Arts from the University of Connecticut and completed executive education programs at Northwestern University’s Kellogg School of Management, the University of Chicago, and the MIT Reactor Technology Course for Utility Executives. He currently serves on the board of directors of Talen Energy Corp. (NASDAQ: TLN), where he chairs the Risk Management Committee and is a member of the Governance Committee. He is a senior advisor to Blackstone Inc.’s (NYSE: BX) energy transition group and has served on the board of directors of Kindle Energy LLC (a Blackstone company) since July 2023. Mr. Nigro previously served on Exelon’s Executive Committee, chaired its Corporate Investment Committee, and served on the boards of the National Aquarium in Baltimore and the Chicago Public Library Foundation.

Age: 61

Director since: 2025

Committees: Audit Committee, Leadership Development & Compensation Committee

Mr. Nigro’s qualifications to serve on our board of directors include his extensive finance background, executive leadership experience, and deep industry knowledge, particularly in the energy sector.

8	Eos Energy Enterprises

Table of Contents	Continuing Directors
Preferred Directors Designated by the Holder of the Company’s Investor Preferred Stock

Nick Robinson
Background
Mr. Robinson has served as a member of our Board since 2024. Mr. Robinson joined Cerberus Capital Management in 2011, and his team invests in businesses driving next-generation technologies and capabilities that advance supply chain integrity. In his role, he leads investments across several industries and technologies. Mr. Robinson previously served as the Co-Chief Investment Officer of Cerberus Telecom Acquisition Corporation until the completion of its business combination with KORE Wireless in 2021. Prior to that, he served as Cerberus’ Head Trader. Mr. Robinson has led public and private deals within the areas of next generation communications, critical minerals, and grid security. He currently sits on the board of Torngat Metals, a private rare earths development company. Prior to joining Cerberus, Mr. Robinson was an Executive Director and credit trader on the high-yield and distressed desk at Morgan Stanley. He started his career in 2004 as a Credit Analyst in Goldman Sachs’ Leveraged Loan Group. Mr. Robinson graduated from Acadia University in Nova Scotia, Canada.

Age: 46

Director since: 2024

Committees: Leadership Development & Compensation Committee

Mr. Robinson’s qualifications to serve on our board of directors include his experience in investment banking and investing in emerging technology.

Gregory Nixon
Background
Mr. Nixon has served as a member of our Board since 2024. Mr. Nixon is the Chief Administrative Officer and Chief Legal Officer of M1 Support Services, LP, a Defense Aviation Company. Previously, he served in a number of senior roles at Cerberus Capital Management, including Head of Strategic Investments, Senior Managing Director, Senior Legal Counsel, and Managing Director of Cerberus Operations and Advisory Company. Prior to rejoining Cerberus in 2021, Mr. Nixon held leadership positions at DynCorp International (a Cerberus portfolio company), CH2M HILL, Inc., McKinsey & Company, and Booz Allen Hamilton Inc. (NYSE: BAH). He also served as an executive advisor to Tracker Capital Management, a venture capital firm. Prior to his career in the private sector, Mr. Nixon served in senior positions in the U.S. Department of Defense and the U.S. Government Accountability Office. His technology experience includes being a licensed patent attorney, serving as Special Intellectual Property counsel for the Defense Department, and being a commercial litigator at the international law firm of Howrey and Simon. Mr. Nixon is a retired Air Force Judge Advocate General (JAG) Officer (Lt. Colonel) and most recently served as an adjunct professor of law at Howard University Law School. He earned a Bachelor of Science from Tuskegee University and a Juris Doctor from Georgetown University Law Center. Mr. Nixon currently serves on the boards of Business Executives in National Security, Stratolaunch LLC, and Red River Technology LLC and previously served on the boards of the Thurgood Marshall Scholarship Fund and the National Inventors Hall of Fame. He is also a member of the Economic Club of Washington and the Executive Leadership Council.

Age: 62

Director since: 2024

Committees: Nominating and Corporate Governance Committee

Mr. Nixon’s qualifications to serve on our board of directors include his extensive experience in executive level leadership and strategic investing.

2026 Proxy Statement	9

Continuing Directors	Table of Contents

David Urban
Background
Mr. Urban has served as a member of our Board since 2024. Mr. Urban currently serves as Managing Director at BGR Group, a bipartisan lobbying and public relations firm, and as Of Counsel at Torridon Law PLLC. He is also a Senior Political Commentator on CNN. From 2020 to 2022, Mr. Urban served as Executive Vice President of North American Corporate Affairs for ByteDance Ltd., the parent company of TikTok. Prior to that, Mr. Urban served as President of the American Continental Group, a leading bi-partisan government affairs and strategic consulting firm. He also served as an artillery officer in the U.S. Army’s 101st Airborne Division. Mr. Urban earned a Bachelor of Science from the United States Military Academy at West Point, a Master of Government Administration from the University of Pennsylvania, and a Juris Doctor from the Temple University School of Law. He currently serves on the board directors of Virtu Financial Inc. (NYSE: VIRT), SAIC (NASDAQ: SAIC), SubCom Inc., the Johnny Mac Soldiers Fund, Edward M. Kennedy Institute for the US Senate, and the International Republican Institute as well as on the advisory boards for Coinbase Global, Inc., Voyager Space, and REGENT Craft Inc.

Age: 62

Director since: 2024

Committees: Audit Committee

Mr. Urban’s qualifications to serve on our board of directors include his experience with energy, governmental relations and policy, and background in strategic consulting.

10	Eos Energy Enterprises

Corporate Governance
Board Composition
In connection with the closing of the Company’s business combination with B. Riley Principal Merger Corp. II, LLC (the “Sponsor”) in 2020, we entered into a Director Nomination Agreement (the “Director Nomination Agreement”) with the Sponsor and certain Company equity holders (the “Sellers”), pursuant to which the Sponsor and the Sellers had the right to designate members to be appointed or nominated for election to the Board of the Company, subject to terms and conditions set forth therein, in our classified board structure. Mr. Mastrangelo, Marian “Mimi” Walters and Mr. Dimitrief, were originally appointed pursuant to the Director Nomination Agreement.
Our certificate of incorporation provides the number of directors, which is fixed from time to time by a resolution of our Board. The Board currently consists of seven directors elected by the holders of common stock, and three Preferred Directors appointed by the holders of the Investor Preferred Stock (as defined below).

3 Board Classes	Class I	Class II	Class III

The directors elected by our common stockholders are divided into three classes with only one class of directors being elected in each year and each class serving a three-year term, as follows:	The terms of our Class I directors, consisting of Marian “Mimi” Walters and Jeffrey McNeil, will expire at the Company’s annual meeting of stockholders in 2027.	The terms of our Class II directors, consisting of Joe Mastrangelo, Alex Dimitrief, and Joseph Nigro, will expire at the Company’s annual meeting of stockholders in 2028.	The terms of our Class III directors, consisting of Claude Demby, Jeff Bornstein, and Nathaniel Fick, are nominated for re-election at this Annual Meeting.

The directors hold their office for a term of three years or until their respective successors are elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. In accordance with the Second Amended and Restated Bylaws of the Company, the Board will also be responsible for filling vacancies or newly created directorships on the Board that may occur between annual meetings of stockholders.
As set forth in the certificates of designation governing the Preferred Stock, at all times when holders of Preferred Stock of the Company (the “Investor Preferred Stock”), beneficially own at least 10.0%, 15.0% or 30.0% of the capital stock of the Company, such holders of Investor Preferred Stock, exclusively and voting together as a separate class, have the right to appoint one (1), two (2) or three (3) Preferred Directors, respectively, to the Board. At all times holders of the Investor Preferred Stock beneficially own at least 40.0% of the capital stock of the Company, such holders of the Investor Preferred Stock, exclusively and voting together as a separate class, will have the right to nominate and designate a fourth director, who shall be designated by the Board or the nominating committee of the Board to a class of directors elected by the holders of the Company’s common stock and thereafter

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Corporate Governance	Table of Contents
stand for election as a director on the Board elected by the holders of the Company’s common stock; provided that, the nominating committee of the Board determines that such appointment of the fourth director not result in a change of control under any Company governing documents or violate any applicable laws, including requirements of the SEC and Nasdaq Global Select Market (“Nasdaq”). Any such fourth director’s appointment shall be subject to and conditioned upon compliance by the holders of the Investor Preferred Stock with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, including the submission of any required filings and the expiration or termination of any applicable waiting periods, which have expired. In the event that any such fourth director is not approved by the holders of common stock of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock will have the right to appoint and elect a replacement for such director, pursuant to the approval requirements set forth above. To the extent any of such directors qualify to serve on any committees of the Board, for each such committee for which at least one (1) director is qualified, at least one (1) such director will be invited to serve on such committee of the Board. So long as the holders of Investor Preferred Stock have a right to appoint a director, the holders thereof will have the right to appoint a non-voting observer to the Board. At all times when the holders of Investor Preferred Stock have a right to appoint a director, the holders of Investor Preferred Stock shall not vote any shares of common stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants in any election of directors. The holders of Investor Preferred Stock have appointed Gregory Nixon, Nick Robinson, and David Urban as Preferred Directors. As of the date of this proxy statement, the holders of Investor Preferred Stock have not exercised their right to nominate a fourth director to serve as a common director and do not currently have the right. The holders of Investor Preferred Stock may appoint new Preferred Directors at any time.
Continuously Improving Our Board and Director Nomination and Recommendation Considerations
As the Company evolves, so will our Board. The Company and its Board are committed to continuing to develop a Board comprising experienced and qualified directors with integrity and expertise who can serve as effective stewards for an increasingly diverse base of stockholders and other stakeholders and institute robust governance principles.
To this end, our Board has instituted a process designed to regularly review the mix of skills and experience of our current directors and those it expects would be desirable in the future, including industry experience; public company experience; operational, manufacturing and supply chain expertise, especially in high-technology start-ups; finance and accounting, including capital markets expertise; cognitive diversity, including personal and professional experience; enterprise risk management; regulation and government affairs; talent development; environmental, social and governance (“ESG”) and sustainability; and growth, with a focus on leading businesses through periods of significant growth and transformation and exposure to various domestic and international markets. The Board also assesses its own performance and the performance of its committees.
We view continuous self-improvement of our corporate governance processes as an imperative for the Nominating and Corporate Governance Committee and our Board. We have retained Heidrick & Struggles to provide consulting and assistance in support of the Company’s Board composition and effectiveness planning. We selected Heidrick & Struggles based on its record as a preeminent firm in working with boards on succession planning, board effectiveness and culture shaping.
Directors are expected to possess certain personal traits and, in fulfilling its responsibility to identify qualified candidates for membership on the Board, the Nominating and Corporate Governance Committee will examine each director nominee on a case-by-case basis and take into account all factors it considers appropriate, including those described above as well as, enhanced independence, financial literacy and financial expertise, diversity of background and perspective, and any other relevant qualifications, attributes or skills.
The Nominating and Corporate Governance Committee evaluates stockholder recommendations using the same process it follows for other candidates. Recommendations do not constitute candidate nominations, which must meet the requirements in our Second Amended and Restated Bylaws. Should stockholders wish to recommend a director candidate, such correspondence should be sent to the attention of our Secretary at 3920 Park Avenue, Edison, NJ 08820. The Nominating and Corporate Governance Committee may request such additional information as it deems appropriate.

12	Eos Energy Enterprises

Table of Contents	Corporate Governance
Independence of the Board of Directors
Nasdaq rules require that a majority of our Board be independent. Consistent with its charter, the Nominating and Corporate Governance Committee has reviewed the relationships between directors, the Company and members of management and recommended to the Board whether each director qualifies as “independent” under the Board’s definition of “independence” and the applicable rules of Nasdaq and the Company’s Corporate Governance Guidelines. Our Board has determined that ten of the eleven directors, Jeff Bornstein, Claude Demby, Alex Dimitrief, Nathaniel Fick, Jeffrey McNeil, Joseph Nigro, Greg Nixon, Nick Robinson, Marian “Mimi” Walters, and David Urban are “independent directors” as defined in the rules of Nasdaq and applicable SEC rules.
Board Leadership Structure
Mr. Nigro serves as the Chair of the Board and is an independent member of the Board. The Independent Directors meet in executive session without non-Independent Directors or management present no less than twice per year. Each executive session of the Independent Directors is presided over by the Chair of the Board.
Our Board believes that, at this time, the foregoing structure separating the Chair of the Board and CEO roles achieves an appropriate balance between the effective development of key strategic and operational objectives by the CEO, and independent oversight of management’s execution of such objectives. Our Board also believes that this structure improves its risk oversight function. Our Board also periodically evaluates our leadership structure to determine if it remains in our best interests based on circumstances existing at the time. If the Chair of the Board is a member of management or does not otherwise qualify as independent, the Independent Directors may elect a Lead Director.
Committees of the Board of Directors
Our Board has three fully independent standing committees: the Audit Committee, the Leadership Development & Compensation Committee and the Nominating and Corporate Governance Committee. Each of the committees reports to the Board as they deem appropriate and as the Board may request.
The Board recently established, effective after the Annual Meeting, a Safety and Operations Oversight Committee to drive operational excellence and enhance the Company’s manufacturing capabilities through rigorous monitoring of its production systems and risk profile. This dedicated oversight structure is designed to bolster manufacturing performance and safety standards while ensuring that Company management remains empowered to execute the day-to-day tactical operations .
The following table presents the standing committees of the Board, the current membership of the committees and the number of times each committee met in 2025.

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Corporate Governance	Table of Contents

Director Name	Audit	Leadership Development & Compensation	Nominating and Corporate Governance

Jeff Bornstein	●	●
Claude Demby	●		●
Alex Dimitrief	●		●
Nathaniel Fick(1)			●
Jeff McNeil	●	●
Marian “Mimi” Walters		●	●
Joseph Nigro	●	●
Gregory Nixon			●
Nick Robinson		●
David Urban	●
Number of Meetings Held in 2025	10	4	5
1.Mr. Fick was added to the Board in 2026 and did not attend any meetings in 2025.

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Table of Contents	Corporate Governance

Audit Committee
The Company’s Audit Committee oversees the Company’s corporate accounting and financial reporting process and the Company’s compliance with legal and regulatory requirements.
Among other matters, the Audit Committee:
•appoints our independent registered public accounting firm;
•evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•determines the engagement of the independent registered public accounting firm;
•reviews and approves the scope of the annual audit and the audit fee;
•discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company’s quarterly financial statements;
•approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•monitors the rotation of the lead audit partner of the independent registered public accounting firm on the Company’s engagement team in accordance with requirements established by the SEC;
•is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•is responsible for cybersecurity and data privacy risks, controls and procedures;
•reviews our critical accounting policies and practices; and
•reviews the audit committee charter and the committee’s performance at least annually.
The current members of the Audit Committee are Jeff Bornstein, Claude Demby, Alex Dimitrief, Jeffrey McNeil, Joseph Nigro, and David Urban, with Jeff Bornstein serving as the chair of the committee. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. All of the members of the Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to Audit Committee membership. Jeff Bornstein qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

Number of Meetings Held in 2025: 10

Committee Members: •Jeff Bornstein (Chair) •Claude Demby •Alex Dimitrief •Jeff McNeil •Joseph Nigro •David Urban

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Corporate Governance	Table of Contents

Leadership Development & Compensation Committee
Our Leadership Development & Compensation Committee (the "Compensation Committee") reviews and recommends policies relating to compensation and benefits of our officers and employees.
Among other matters, the Compensation Committee:
•establishes, reviews, and approves corporate goals and objectives of the Company’s management compensation programs, its basic compensation policies and annual and long-term performance goals and objectives;
•reviews the Company’s employee compensation policies and practices;
•reviews and approves any employment, compensation, benefit or severance agreement with any executive officer;
•evaluates the performance of executive officers against corporate goals and objectives and recommends to our Board the compensation of these officers based on such evaluations;
•reviews, approves and recommends to the Board the adoption of any equity-based compensation plan for employees of or consultants to the Company and any modification of any such plan; and
•reviews and evaluates, at least annually, the directors' compensation and makes recommendations thereon to the Board.
Pursuant to the Compensation Committee’s charter, the Compensation Committee may, by resolution approved by a majority of the Compensation Committee members, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and applicable rules and regulations of the SEC and Nasdaq. The Compensation Committee may also, in certain instances by resolution approved by a majority of the Compensation Committee members, delegate to management the administration of the Company’s incentive compensation and equity-based compensation plans, to the extent permitted by law and as may be permitted by such plans and subject to such rules, policies and guidelines (including limits on the aggregate awards that may be made pursuant to such delegation) as the Compensation Committee shall approve.
The Compensation Committee consults with members of our management team, including our CEO, when making compensation decisions. While the Compensation Committee considers our CEO’s recommendations, the Compensation Committee ultimately uses its own business judgment and experience in approving, or making recommendations to the Board, where applicable, regarding individual compensation elements and the amount of each element for our NEOs. Our CEO recuses himself from all determinations regarding his own compensation. The current members of our Company’s Compensation Committee are Jeff Bornstein, Jeffrey McNeil, Joseph Nigro, Nick Robinson and Marian “Mimi” Walters, with Marian "Mimi" Walters serving as the chair of the committee.
Our Board has determined that each member of the Compensation Committee meets the independence requirements under the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq, and each, with the exception of Nick Robinson, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. As Mr. Robinson does not qualify as a "non-employee director" as defined in Rule 16b-4 promulgated under the Securities Exchange Act of 1934, Mr. Robinson recuses himself from all determinations involving equity awards to executive officers and directors.

Number of Meetings Held in 2025: 4

Committee Members: •Marian “Mimi” Walters (Chair) •Jeff Bornstein •Jeffrey McNeil •Joseph Nigro •Nick Robinson

16	Eos Energy Enterprises

Table of Contents	Corporate Governance

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board.
Among other matters, the Nominating and Corporate Governance Committee:
•identifies and screens individuals qualified to serve as directors and recommends to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;
•develops, recommends to the Board and reviews the Company’s Corporate Governance Guidelines;
•coordinates and oversees self-evaluations of the Board, its committees, individual directors and management in the governance of the Company;
•oversees the Company’s enterprise risk management framework as it relates to corporate governance and board effectiveness;
•reviews and approves, if appropriate, any related person transactions and other potential significant conflicts of interest; and
•reviews on a regular basis the overall corporate governance of the Company, including oversight of ESG matters, and recommends improvements for approval by the Board where appropriate.
The current members of the Company’s Nominating and Corporate Governance Committee are Alex Dimitrief, Claude Demby, Nathaniel Fick, Gregory Nixon and Marian “Mimi” Walters, with Alex Dimitrief serving as the chair of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements under the applicable listing standards of Nasdaq.

Number of Meetings Held in 2025: 5

Committee Members: •Alex Dimitrief (Chair) •Claude Demby •Nathaniel Fick •Gregory Nixon •Marian “Mimi” Walters

Meetings of the Board, Board and Committee Member Attendance and Annual Meeting Attendance
Our Board met ten times during the fiscal year ended December 31, 2025. The Audit Committee met ten times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met five times. During fiscal year ended December 31, 2025, there was 97% attendance of the meetings of the Board and the committees of the Board. We encourage and expect all of our directors and nominees for director to attend our annual meeting of stockholders. All directors attended the 2025 annual stockholders meeting.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all officers, directors and employees. The Company intends to disclose any amendments to or waivers of certain provisions of the Code on its website at https://investors.eose.com within the time period required by the SEC and the Nasdaq.
Copies of our Code, along with our Corporate Governance Guidelines and the charter of each of our Audit, Leadership Development & Compensation and Nominating and Corporate Governance Committees are available on our website at investors.eose.com. Information on or accessible through our website is not part of, or incorporated by reference into, this Proxy Statement. In addition, a copy of the Code will be provided, without charge upon request from us.
Insider Trading and Hedging and Pledging Policy
We maintain insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our company’s securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider

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Corporate Governance	Table of Contents
trading laws, rules, and regulations, as well as Nasdaq listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K.
In addition, it is our policy to comply with applicable securities and state laws, including insider trading laws, when engaging in transactions in the Company's securities.
Our Insider Trading Policy prohibits employees and directors from engaging in any hedging transactions or from pledging Company securities in any circumstance, including by purchasing Company securities on margin or holding Company securities in a margin account.
Role of Compensation Consultant
During 2025, the Compensation Committee engaged Pay Governance to provide the services of executive compensation consulting and to assist it on matters relating to our executive compensation program pursuant to its authority under the Compensation Committee charter. During 2025, Pay Governance provided benchmarking studies to the Compensation Committee, as well as information on corporate governance, regulatory issues, and developments regarding executive compensation. When requested by the Compensation Committee, Pay Governance consultants attend certain meetings of the Compensation Committee.
The Compensation Committee has evaluated Pay Governance's independence by considering the requirements adopted by Nasdaq and the SEC and has determined that no conflict of interest exists. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work performed by any such advisor and the sole authority to approve all such advisors’ fees. Pay Governance has not provided any other services to us and has received no compensation other than with respect to the services described above.
The Compensation Committee continue to engage Pay Governance to provide executive compensation consulting services going forward.
Role of the Board in Risk Oversight
Our Board oversees our risk management. Our Board, directly and through the Audit Committee, carries out this oversight role by reviewing the Company’s policies and practices with respect to risk assessment and risk management, and by discussing with management the risks inherent in the operation of our business. Our Compensation Committee reviews risks arising out of the Company’s compensation policies and practices, which are monitored and mitigated on an ongoing basis. Any necessary adjustments are addressed in the Company’s risk profile.
Board Oversight of Material Environmental and Social Risk
Eos takes into account considerations that affect all of our key stakeholders, including our stockholders, customers, employees, communities, regulators and suppliers. Our Board, with the assistance of the Nominating and Corporate Governance Committee, oversees the Company's overall social responsibility strategy and supports the implementation of the Company's ESG strategy. The Nominating and Corporate Governance Committee reviews the Company’s ESG strategy and oversees all topics identified as material under the Company’s ESG framework. The Board continues to monitor and evaluate the impact of the Company’s ESG efforts and strives for improvement and growth of the Company's social responsibility benchmarks.

18	Eos Energy Enterprises

Stockholder Engagement
We seek to maintain an active dialogue with our shareholders and broader stakeholder community in order to understand investor viewpoints and respond to investor feedback. We recognize that having open conversations throughout the year on key topics such as our company strategy, corporate governance, board oversight, executive compensation, and responsible business practices allows for our board of directors and senior management team to identify emerging trends and be proactive in addressing matters of importance to our shareholders. We also understand the importance of dialogue over multiple years and recognize that many of the issues on which we engage are long-term in nature. It is our intent to build relationships based on trust, accountability, and transparency and continue to improve upon our practices. Feedback from our conversations is shared with our full board of directors and each committee reviews relevant feedback to determine if responsive steps are required.
In 2025, we continued making progress on our engagement priorities, taking a more proactive approach to sharing the work of our team, considering shareholder perspectives, and ensuring we maintain alignment among our directors, management, and shareholders.
During 2025, we enhanced our practices with the following:
•Established Stock Ownership Guidelines of the Company to ensure that the interests of the Company’s non-employee directors and executives are aligned with the interests of stockholders with respect to the equity of the Company granted to the directors and executives as an incentive in the performance of their duties.
Additional information regarding the changes to our executive compensation program in light of shareholder feedback can be found under the section titled “Executive Compensation,” below.
Should stockholders or other interested parties wish to communicate with the Board, non-management directors or independent directors as a group or any specified individual directors, such correspondence should be sent to the attention of our Secretary at 3920 Park Avenue, Edison, NJ 08820. Our Secretary will forward correspondence relating to a director’s duties or responsibilities to the specified recipient. Correspondence that is unrelated to a director’s duties will be handled at the Secretary’s discretion. Stockholders may also submit recommendations of director candidates by following the same procedures.

2026 Proxy Statement	19

Director Compensation Table
The following table sets forth information concerning the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2025. Mr. Mastrangelo does not earn any additional compensation for service on our Board.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)

Russell Stidolph(4)	25,000	200,606	—	—	225,606
Jeff Bornstein	25,000	200,606	—	—	225,606
Claude Demby	25,000	150,453	—	—	175,453
Alex Dimitrief	25,000	175,529	—	—	200,529
Jeffrey McNeil	25,000	150,453	—	—	175,453
Marian "Mimi" Walters	25,000	173,423	—	—	198,423
David Urban	25,000	150,453	—	—	175,453
Joseph Nigro(5)	19,167	191,739	—	—	210,906
Gregory Nixon	19,444	150,453	—	—	169,897
1.Mr. Robinson did not accept director compensation in connection with their service on our Board during 2025. Mr. Fick was added to the Board in 2026 and did not earn director compensation during 2025.
2.Represents the grant date fair value of restricted stock unit awards, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For a discussion of the valuation methodology used, see Note 18, “Stock-Based Compensation” of the notes to our consolidated financial statements included in the Form 10-K. These amounts do not necessarily correspond to the actual value that may be realized from the stock awards by the non-employee directors. The aggregate number of stock awards (in the form of restricted stock units) outstanding for our non-employee directors as of December 31, 2025 was: Mr. Stidolph: 30,815, Mr. Bornstein: 30,815, Mr. Demby: 23,111, Mr. Dimitrief: 23,963, Mr. McNeil: 23,111, Ms. Walters: 24,893, Mr. Urban: 23,111, Mr. Nigro: 38,950 and Mr. Nixon 23,111. Non-employee directors were given the option, during fiscal 2025, to have a portion of their overall stock award be settled in cash upon applicable vesting (“cash settled award”). With respect to the aggregate number of stock awards, cash settled awards, for our non-employee directors who elected this method was as of December 31, 2025; Mr. Bornstein: 12,326, Mr. Stidolph: 12,326, Mr. Demby: 9,244, Mr. Dimitrief: 10,785 and Mr. Nixon: 9,244.
3.During the fiscal year ended December 31, 2025, no option awards were granted to our non-employee directors. The aggregate number of option awards outstanding for our non-employee directors as of December 31, 2025 was: Mr. Stidolph: 297,807, Mr. Bornstein: 213,718, Mr. Demby: 231,175, Mr. Dimitrief: 254,174, Mr. McNeil: 82,452 and Ms. Walters: 177,015.
4.Mr. Stidolph resigned from our Board effective as of December 31, 2025.
5.Mr. Nigro commenced his service as a member of our Board since March 25, 2025.

20	Eos Energy Enterprises

Table of Contents	Director Compensation Table
Director Compensation
We maintain our Non-Employee Director Compensation Policy (the “Director Compensation Policy”), which governs the compensation of our non-employee directors. Under the Director Compensation Policy, each non-employee director is eligible to receive (i) an annual cash retainer equal to $25,000, payable in equal quarterly installments in arrears, and (ii) an annual equity-based retainer (the “Equity Retainer”) with a value of $150,000. Following a competitive review conducted by Pay Governance, the Board/Committee increased the annual cash retainer to $50,000 effective January 1, 2026. The Equity Retainers consist entirely of restricted stock units with the number of restricted stock units determined using the 10-day weighted average price per share of our common stock. The Equity Retainers vest, subject to continued service, on the earlier of (i) the one-year anniversary of the grant date and (ii) immediately prior to the date of the next annual stockholders meeting of the Company following the grant date (with accelerated vesting upon a change in control). In addition, all members of our Board will be reimbursed for their costs and expenses in attending Board meetings.
In addition, pursuant to our Director Compensation Policy, the chair of the Board or a Board committee is eligible to receive an additional annual equity retainer (the “Chairperson Grants”). The Chairperson Grants to the chair of the Board and the Audit Committee are valued at $50,000 and the Chairperson Grant to the chair of the Compensation Committee and the Nominating and Corporate Governance Committee are valued at $25,000. To the extent any individual serves in two chair roles (e.g., the chair of the Board and the chair of the Compensation Committee), the individual receives the higher of the Chairperson Grants. The Equity Retainers consist entirely of restricted stock units. The Chairperson Grants will be effective beginning with the service year beginning at the Annual Meeting.
Equity Retainers and Chairperson Grants for 2025 were granted to our non-employee directors on May 19, 2025 and, as a result of the resignation of Mr. Stidolph, on December 22, 2025 for the chair of the Board and the Compensation Committee (prorated as necessary). Equity Retainers and Chairperson Grants will generally be granted in May. However, any individual that becomes a non-employee director for the first time other than by election or appointment at an annual meeting of our stockholders will be granted an Equity Retainer in connection with his or her appointment and will be eligible to receive an Equity Retainer with the next annual stockholders meeting so long as such annual stockholders meeting is more than four calendar months from the date such individual becomes a non-employee director.
Preferred Director Compensation
In accordance with the internal policies of Cerberus Capital Management, L.P. (“Cerberus”), Mr. Robinson did not accept director compensation in connection with his service on our Board during 2025.

2026 Proxy Statement	21

Proposal No. 2 Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee of our Board has selected Deloitte (as defined below), as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and is seeking ratification of such selection by our stockholders at the Annual Meeting. “Deloitte” shall mean (i) Deloitte & Touche LLP, and the other subsidiaries of its parent company, Deloitte LLP, a U.S. member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”); and (ii) any of the other member firms of DTTL and their affiliates that, in case of both (i) and (ii) of this sentence, provide professional services to the Company. A representative of Deloitte is expected to be present at the Annual Meeting to make a statement and be available to respond to questions.
Neither our Second Amended and Restated Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. Regardless, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to Deloitte during the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023. All of the services of Deloitte for 2025, 2024 and 2023 described below were pre-approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2025 ($)	2024 ($)	2023 ($)
Audit Fees(1)	2,857,515	2,233,872	2,514,123
Tax Fees	—	—	—
Audit-Related Fees	—	—	—
All Other Fees	—	—	—
Total Fees	2,857,515	2,233,872	2,514,123
1.Audit fees for fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, consisted of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the financial statements included in the Company’s Form 10-Q filings, and services in connection with regulatory filings.

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Table of Contents	Proposal No. 2
Pre-Approval Policies and Procedures
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee is exclusively authorized and directed to consider and, in its discretion, approve in advance any services proposed to be carried out for the Company by the independent auditor or by any other firm proposed to be engaged by the Company as its independent auditor. As permitted by applicable law, the Audit Committee delegates to its committee chair the authority to grant pre-approvals of permissible services and fees. All such pre-approvals are disclosed to the full Audit Committee on a regular basis, generally quarterly. In connection with approval of any permissible tax services and services related to internal control over financial reporting, the Audit Committee discusses with the independent auditor the potential effects of such services on the independence of the auditor.

The Board recommends a vote "FOR" ratification of our independent registered public accounting firm.

2026 Proxy Statement	23

Report of the Audit Committee and the Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Eos under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://investors.eose.com (but which is not hereby incorporated by reference). Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining effective internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Audit Committee has discussed with Deloitte, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received from Deloitte the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte their independence. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audit of the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC. The Audit Committee also has selected Deloitte as our independent registered public accounting firm for year ended December 31, 2026, and is seeking ratification of such selection by the stockholders.

Audit Committee

Jeff Bornstein	Claude Demby	Alex Dimitrief	Jeffrey McNeil	Joseph Nigro	David Urban

24	Eos Energy Enterprises

Executive Officers
The following table sets forth the name, age as of March 20, 2026, and position of the individuals who currently serve as the executive officers of the Company. The following also includes certain information regarding our executive officers’ (with the exception of Mr. Mastrangelo, which is set forth above under “Directors”) individual experience, qualifications, attributes and skills. Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Third Amended and Restated Certificate of Incorporation and our Second Amended and Restated Bylaws as it deems appropriate.

Name	Age	Position
Joe Mastrangelo	57	Chief Executive Officer
Nathan Kroeker	52	Chief Commercial Officer and Interim Chief Financial Officer
Michael Silberman	55	Chief Legal Officer and Corporate Secretary
Michelle Buczkowski	41	Chief Administration Officer

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Executive Officers	Table of Contents

Nathan Kroeker
Background
Mr. Kroeker joined Eos as Chief Financial Officer in January 2023. In March 2025, Mr. Kroeker transitioned to the role of Chief Commercial Officer. In this position, Mr. Kroeker is responsible for overseeing all commercial operations for the Company driving the Company’s growth by strengthening customer relationships and bankability, expanding the Company into new geographies, driving customer project financing, and ensuring that the Company’s offering is aligned with the diverse needs of its customer base. Prior to this role, Mr. Kroeker served as the Chief Financial Officer where he was responsible for the overall financial strategy and direction at Eos, overseeing all financial functions including controller, treasury, shareholder relations, accounting, tax, financial planning, and internal audit functions. In May 2025, Mr. Kroeker was appointed as the interim Chief Financial Officer, while continuing to serve as the Chief Commercial Officer. Prior to joining Eos, Mr. Kroeker spent ten years with Spark Energy, a retail energy services company, serving as Chief Financial Officer and then as Chief Executive Officer. As Spark Energy’s Chief Executive Officer, he led the company through its initial public offering and subsequent mergers and acquisitions transactions. From 2009 to 2010, Mr. Kroeker served as Senior VP, Head of Energy Finance for Macquarie Bank, and from 2004 to 2009 worked for Direct Energy, a provider of home and business energy services, ultimately becoming VP of Finance. Mr. Kroeker began his career in public accounting with Coopers & Lybrand and Arthur Andersen, before transitioning into a transaction advisory role with Ernst & Young. Mr. Kroeker holds a Bachelor of Commerce in Accounting from the University of Manitoba and is a Certified Public Accountant.

Age: 52

Joined Eos in: 2023

Michael Silberman
Background
Mr. Silberman joined Eos as General Counsel, Chief Compliance Officer, and Corporate Secretary in January 2024, with his title changed to Chief Legal Officer and Corporate Secretary as of February 26, 2025. Mr. Silberman is responsible for all legal, compliance and corporate secretarial matters at Eos. Prior to joining Eos, Mr. Silberman served from 2020 to 2023 as General Counsel, Chief Compliance Officer, and Corporate Secretary at Trecora Resources, a NYSE-listed international diversified technology and specialty materials company based in Sugar Land, Texas. Before Trecora, from 2016 to 2020, Mr. Silberman was the Vice President and Deputy General Counsel, & Assistant Secretary at Celanese Corporation, a Fortune 500 international diversified technology and specialty materials company based in Dallas, Texas. Prior to that role, Mr. Silberman held several positions from 2004 to 2016 at FMC Corporation, a Fortune 1000 international diversified technology and specialty materials company based in Philadelphia, Pennsylvania. While at FMC, Mr. Silberman served as Assistant General Counsel and Assistant Secretary during which he was the company’s chief M&A and corporate counsel, and prior to that, served as division general counsel for FMC’s global Health and Nutrition division. Before FMC, Mr. Silberman worked for the law firms of Morgan, Lewis, Bockius LLP in Philadelphia from 2000 to 2004, and Blank Rome LLP in Philadelphia from 1996 to 2000, and as a Law Clerk and Court Mediator for the New Jersey Superior Court in Camden, New Jersey from 1995 to 1996. Mr. Silberman graduated with a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree with distinction from the University of Pennsylvania.

Age: 55

Joined Eos in: 2024

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Table of Contents	Executive Officers

Michelle Buczkowski
Background
Ms. Buczkowski joined Eos in October 2024 and currently serves as Chief Administration Officer bringing nearly 20 years of experience in talent acquisition and development, workforce transformation, and organizational culture and communications. Prior to joining Eos, Michelle served as Managing Director, Human Resources at Duquesne Light Company from September 2021 through October 2024. Before her position at Duquesne Light Company, Michelle worked at PNC Bank where she held multiple positions including Vice President, Sr. Talent Manager from 2016 to 2020 and Vice President, Sr. Strategy and Planning Manager – Retail National Expansion from 2019 to 2021. Prior to her time at PNC Bank, Michelle held the position of Manager – Talent Strategies at Consol Energy. Michelle graduated with a Bachelor's Degree from the University of Pittsburgh in Communication Studies/Business Management. Michelle currently serves on the board of United States Collegiate Athletic Association

Age: 41

Joined Eos in: 2024

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Executive Compensation
We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act. This section should be read in conjunction with our Form 10-K, along with the remainder of this proxy statement. Compensation information included in the following section is presented in actual dollar amounts. For fiscal year ended December 31, 2025, our named executive officers (“NEOs”) were:
For fiscal year ended December 31, 2025, our NEOs were(1):
1.Mr. Javidi served as Chief Financial Officer from March 5, 2025 through May 27, 2025.
2.Ms. Buczkowski was appointed to Chief Administration Officer on November 3, 2025.

Joe Mastrangelo Chief Executive Officer

Nathan Kroeker Chief Commercial Officer and Interim Chief Financial Officer (effective May 27, 2025)

Michelle Buczkowski Chief Administration Officer(2)

Pay for Performance and Key 2025 Compensation Actions
We believe that compensation should be directly linked to performance and correlated to stockholder value. In evaluating and setting compensation for our NEOs, the Compensation Committee is guided by the following principles:

1.	2.	3.	4.

Compensation should allow us to attract, motivate and retain a highly qualified, talented, and motivated executive team;	Compensation should appropriately balance fixed and performance-based elements, including overall performance of the Company and the NEO’s individual performance;	Performance-based compensation should include short-term and long-term components, in order to build sustainable, long-term success and value for our stockholders; and	Compensation decisions should be responsive to the views of our stockholders and be informed by market best practices.

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The Compensation Committee is committed to continue to review our executive compensation program to ensure the program aligns with our guiding principles, the views of our stockholders and best corporate governance practices.
Summary Compensation Table
The following table presents summary information regarding the total compensation paid to, earned by and awarded to each of our NEOs for the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($) (4)	Stock Awards(1) ($)	Non-Equity Incentive Plan and Compensation ($)	All Other Compensation(2) ($)	Total ($)

Joe Mastrangelo Chief Executive Officer	2025	708,269(3)	—	4,007,193	—	138,990	4,854,452
	2024	650,000	—	4,205,000	415,350	181,839	5,452,189
	2023	650,000	—	3,250,000	292,500	139,598 (3)	4,332,098
Nathan Kroeker Chief Commercial Officer and Interim Chief Financial Officer	2025	470,000	—	2,166,054	—	17,555	2,653,609
	2024	470,000	—	2,785,813	210,231	12,282	3,478,326
	2023	415,385	—	2,620,000	105,750	11,063	3,152,198
Michelle Buczkowski Chief Administration Officer	2025	319,904	90,000	3,703,970	—	10,306	4,124,180
Eric Javidi Former Chief Financial Officer	2025	115,385	5,000	2,259,332	—	503,801	2,883,518
1.Represents the grant date fair value of restricted stock unit awards (“RSUs”) and performance-based RSUs ("PRSUs"), computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the valuation methodology used, see Note 18, “Stock-Based Compensation” of the notes to Eos Energy Enterprises, Inc. consolidated financial statements included in our Form 10-K. Amounts shown relating to PRSUs were calculated based on the probable outcome of performance conditions as of the grant date, which was the target level. For the 2024 grants, if the maximum payout was shown for the PRSUs, the grant date fair value reported would be: $5,800,000 for Mr. Mastrangelo and $3,842,500 for Mr. Kroeker. If the minimum payout were used, the amounts for PRSUs would be reduced to zero. For the 2025 grants, if the maximum payout was shown for the PRSUs, the grant date fair value reported would be: $6,236,023 for Mr. Mastrangelo, $3,370,832 for Mr. Kroeker, and $4,095,523 for Ms. Buczkowski. If the minimum payout were used, the amounts for PRSUs would be reduced to zero. There is no assurance that the value realized by the executive will be at or near the value included in the table.
2.For fiscal year 2025, amount in this column for Mr. Mastrangelo reflects $68,700 in residential expenses, $34,845 in travel expense reimbursement, $12,518 in car allowance and $8,815 in Rule 10b5-1 plan fee payment. Additionally, for fiscal year 2025, amounts in this column include $3,612, $1,932, $708, and $339 as earnings reported for the Company's Group Term Life policy, for Mr. Mastrangelo, Mr. Kroeker, Ms. Buczkowski, and Mr. Javidi, respectively, safe harbor contributions by the Company to employee 401K plans in the amount of $10,500, $10,500, $9,597 and $3,462 for Mr. Mastrangelo, Mr. Kroeker, Ms. Buczkowski and Mr. Javidi, respectively, and Rule 10b5-1 plan fee payment in the amount of $5,123 for Mr. Kroeker. In connection with the termination of Mr. Javidi’s employment by the Company, he became entitled to one year of continued base salary, subject to his execution of a release of claims and his compliance with the terms and conditions of his employment agreement.
3.Mr. Mastrangelo’s annual base salary increased from $650,000 to $800,000 as of August 1, 2025.
4.Represents Ms. Buczkowski's and Mr. Javidi's sign-on cash bonus.

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Executive Compensation	Table of Contents
Narrative Disclosure to the Summary Compensation Table
Annual Bonus Plan
We maintain a cash-based annual bonus program for executives, including the NEOs, under which the NEOs are eligible to receive bonuses based on performance goals established in 2025. Such awards are designed to incentivize the NEOs with a variable level of compensation that is based on performance measures established by the Compensation Committee and tied to pre-defined business goals and objectives.
Each NEO’s target annual bonus opportunity was approved by the Compensation Committee and is reflected as a percentage of the NEO’s base salary. In 2025, Mr. Mastrangelo’s target was 100% of his base salary and Mr. Kroeker’s target was 90% of his base salary, and Ms. Buczkowski’s target was 60% of her base salary.
Based on the level of achievement, no annual bonus was paid out to any NEO for fiscal 2025.
Long-Term Incentive Compensation
In 2024, the Compensation Committee integrated PRSUs into the annual equity grants to our NEOs in order to more closely align NEO compensation with the financial, commercial, and operational performance and targets of the Company and thereby to incentivize the executive officers to drive future growth of the Company consistent with the interests of the Company’s stockholders.
In 2025, our long-term incentive program for our NEOs consisted of RSUs (reflecting 50% of the overall annual award), relative total shareholder return (“rTSR”) PRSUs and Company Performance PRSUs (each reflecting 25% of the overall annual award). All PRSUs are earned over a one- to three-year performance period and vest over a three-year period.
All equity awards were awarded under our Amended 2020 Plan (as defined below). As part of their annual equity awards, (i) Mr. Mastrangelo received 195,855 rTSR PRSUs, 195,855 Company Performance PRSUs and 391,710 RSUs (ii) Mr. Kroeker received 105,868 rTSR PRSUs, 105,868 Company Performance PRSUs and 211,735 RSUs, (iii) Ms. Buczkowski received 34,407 rTSR PRSUs, 34,407 Company Performance PRSUs and 68,814 RSUs and (iv) Mr. Javidi received 454,594 RSUs.
RSUs
The RSU grants to our NEOs vest in equal annual installments over three years and are intended to retain our NEOs and incentivize long-term value creation.
rTSR PRSUs
The rTSR PRSUs are eligible to vest, subject to continued employment, between 0% and 200% based on the Company’s achievement of the following rTSR performance over the performance period. 20% of the rTSR PRSUs are measured against each of the first, second and third one-year periods following the beginning of the rTSR performance period and the remaining 40% of the rTSR PRSUs are measured against the cumulative three-year period. This design was implemented by the Committee in order to address Eos’ historical stock price volatility with a majority weighting placed on the cumulative three-year period to align with long-term stockholder value creation.

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Performance Level	rTSR (1)	Shares Earned % Target (2)

Below Threshold	<25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	≥75th percentile	200%
1.Represents Eos’ total shareholder return ("TSR") as compared to the Russell 2000 Index over the performance period.
2.Shares earned are interpolated in the event of performance between the applicable performance levels.
Company Performance PRSUs
The Company Performance PRSUs are eligible to be earned based upon the achievement of Company Performance PRSU targets measured over a one-year performance period, subject to continued employment through the vesting date. With respect to each performance target, payouts will be calculated using straight-line interpolation between certain performance levels. The Company Performance PRSU targets were selected to align with the Company’s strategy in 2025 with the difficulty in setting long-term financial goals in a rapid growth environment. Based on the Company’s performance in 2025, none of the Company Performance PRSUs were earned in 2025.
Promotion Equity Award to Ms. Buczkowski
In connection with the commencement of her appointment as Chief Administration Officer in November 2025, Ms. Buczkowski received a grant of 234,742 RSUs, which vests in equal annual installments over three years.
Employment Agreements
We have entered into an employment agreement or offer letter with each of our NEOs, which entitles them to severance benefits upon an involuntary termination of employment, as described in more detail under the section titled “Termination and Change in Control Benefits” below.
Pursuant to the terms of their employment agreement or offer letter as of December 31, 2025, each of our NEOs is subject to certain restrictive covenants, including perpetual confidentiality obligations, a 12-month (9-month for Ms. Buczkowski) post-termination non-solicit covering our employees and business relationships, invention assignment provisions and a mutual non-disparagement obligation. In addition, pursuant to their respective employment agreement or offer letter, Mr. Mastrangelo and Mr. Kroeker are subject to a 12-month post-termination non-compete and Ms. Buczkowski is subject to a 9-month post-termination non-compete.
Health and Retirement Benefits
We provide medical, dental, vision, life insurance and disability benefits to all eligible employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees. In addition, pursuant to Mr. Mastrangelo’s employment agreement, if Mr. Mastrangelo elects not to participate in the Company’s medical and other health benefit plans, the Company will pay for Mr. Mastrangelo and his family’s medical and other health benefit plans in Italy, in an amount not to exceed a cumulative maximum of $17,000 per calendar year.
In addition, we maintain a tax-qualified defined contribution plan, under which eligible employees of Eos, including our NEOs, may defer a portion of their annual compensation on a pre-tax basis. We do not provide a defined benefit pension plan for employees and none of our NEOs participate in a nonqualified deferred compensation plan.

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Executive Compensation	Table of Contents
Perquisites
The Company provides Mr. Mastrangelo with certain perquisites and benefits, including meals, transportation, and residential expense reimbursement. These benefits are intended to support his role and enhance his ability to perform effectively in his position. These benefits are aligned with industry standards and are reviewed periodically to ensure they are in line with the Company’s compensation philosophy.
Clawback Policy
In 2023, we adopted an executive compensation recoupment policy intended to comply with the requirements of Section 10D of the Exchange Act and the rules of the Nasdaq under which the Compensation Committee must recover certain excess incentive-based compensation received by executive officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws. For more information on this policy, see Exhibit 97 to our Form 10-K.

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Table of Contents	Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for our NEOs as of the end of our fiscal year ended December 31, 2025.

		Option Awards			Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)

Joe Mastrangelo	10/23/2020 (2)	691,656	8.67	10/23/2030 (12)	—	—	—	—
	10/23/2020 (2)	345,828	8.67	10/23/2030	—	—	—	—
	6/16/2022 (2)	200,000	1.34	6/16/2032	—	—	—	—
	7/5/2023 (3)	—	—	—	254,304	2,914,324	—	—
	7/25/2024 (4)	—	—	—	666,667	7,640,004	—	—
	7/25/2024 (5)	—	—	—	—	—	1,000,000	11,460,000
	6/26/2025 (6)	—	—	—	391,710	4,488,997	—	—
	6/26/2025 (5)	—	—	—	—	—	391,710	4,488,997
	6/26/2025 (7)	—	—	—	—	—	97,928	1,122,249
Nathan Kroeker	1/23/2023 (8)	—	—	—	100,000	1,146,000	—	—
	7/3/2023 (9)	—	—	—	53,610	614,371	—	—
	7/5/2023 (3)	—	—	—	105,008	1,203,392	—	—
	7/25/2024 (4)	—	—	—	441,667	5,061,504	—	—
	7/25/2024 (5)	—	—	—	—	—	662,500	7,592,250
	6/25/2025 (6)	—	—	—	211,375	2,426,483	—	—
	6/25/2025 (5)	—	—	—	—	—	211,736	2,426,495
	6/26/2025 (7)	—	—	—	—	—	52,954	608,624
Michelle Buczkowski	10/28/2024	—	—	—	200,000	2,292,000	—	—
	6/25/2025 (6)	—	—	—	68,814	788,608	—	—
	12/2/2025 (10)	—	—	—	234,742	2,690,143	—	—
	6/26/2025 (5)	—	—	—	—	—	68,814	788,608
	6/26/2025 (7)	—	—	—	—	—	17,204	197,152
1.The market value is calculated by multiplying the closing price of the Company's common stock on December 31, 2025, which was $11.46, by the number of restricted stock units that had not vested.
2.The options are fully vested on or prior to December 31, 2025.

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Executive Compensation	Table of Contents
3.The RSUs vest in three equal installments on each of July 5, 2024, July 5, 2025 and July 5, 2026, subject to continued service through each vesting date.
4.The RSUs vest in three equal installments on each of July 25, 2025, July 25, 2026 and July 25, 2027, subject to continued service through each vesting date.
5.The PRSUs are related to the achievement of relative total stockholder return, subject to the NEO’s continued employment through the date that the achievement of the relative total stockholder return is determined. rTSR PRSUs are reported assuming maximum performance. See “Executive Compensation – rTSR PRSUs” for more information.
6.The RSUs vest in three equal installments on each of June 26, 2026, June 26, 2027 and June 26, 2028, subject to continued service through each vesting date.
7.The PRSUs are related to specific Company performance targets, subject to the NEO’s continued employment through the achievement of the specific targets. As of December 31, 2025, none of the Company performance targets were achieved. Company PRSUs are reported as threshold performance.
8.The RSUs vest in three equal installments on each of January 23, 2024, January 23, 2025 and January 23, 2026, subject to continued service through each vesting date.
9.The RSUs vest in three equal installments on each of July 3, 2024, July 3, 2025 and July 3, 2026, subject to continued service through each vesting date.
10.The RSUs vest in three equal installments on each of October 28, 2025, October 28, 2026 and October 28, 2027, subject to continued service through each vesting date.
11.The RSUs vest in three equal installments on each of December 2, 2026, December 2, 2027 and December 2, 2028, subject to continued service through each vesting date..
12.These options were previously erroneously reported as expiring on June 30, 2025, and have been updated to reflect the correct expiration date of October 23, 2030.
Termination and Change in Control Benefits
Employment Agreements and Equity Awards
As of December 31, 2025, each of our NEOs is a party to an employment agreement or offer letter which entitles them to the following severance benefits upon a termination without “cause” or a resignation for “good reason” (for Messrs. Mastrangelo and Kroeker), subject to the NEO’s execution and non-revocation of a release of claims and continued compliance with applicable restrictive covenants. In March 2026, Ms. Buczkowski entered into an employment agreement.
•Continued base salary for a period of 24 months for Mr. Mastrangelo, 12-months for Mr. Kroeker, and 6 months for Ms. Buczkowski;
•A pro-rated annual bonus for the year of termination, subject to achievement of the applicable performance targets for Messrs. Mastrangelo and Kroeker; and
•Full vesting of any then-unvested equity awards for Mr. Mastrangelo and full vesting of any then-unvested equity awards other than any awards subject to performance-based vesting for Mr. Kroeker.
Beginning with the 2024 annual equity awards, the NEOs’ unvested equity awards would also accelerate in full upon the NEO’s termination due to death or disability (in the case of PRSUs, based on target performance) and accelerate on a pro-rata basis (in the case of PRSUs, subject to actual performance) upon the NEO’s qualifying retirement, which is defined as a retirement at the age of 60 with 10 or more years of service. Unvested equity awards awarded prior to the 2024 annual equity awards would be forfeited upon any termination of employment, unless otherwise required by the terms of the NEO’s employment agreement.

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Change in Control Treatment of Equity Awards
In 2024 the Board adopted the Eos Energy Enterprises, Inc. Second Amended and Restated 2020 Incentive Plan (the “Amended 2020 Plan”) to implement “double-trigger” treatment of equity awards in the event of a change in control. Equity awards granted to our NEOs as part of their 2024 annual equity grants were made under the Amended 2020 Plan and therefore are also subject to double-trigger treatment. Equity awards granted to our NEOs prior to the 2024 annual equity grants would generally accelerate on a single-trigger basis in the event of a change in control.
Pay Versus Performance
The following table sets forth the compensation for our Chief Executive Officer and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2025, 2024 and 2023. The table also provides information on our cumulative TSR and Net Income.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)	Value of Initial Fixed $100 Investment Based on TSR ($)(3)	Net Income (Loss) (in Thousands) ($)(4)

2025	4,854,452	23,118,382	3,190,435	7,391,799	774.32	(969,647)
2024	5,452,189	15,329,460	3,011,093	9,834,805	328.38	(685,870)
2023	4,332,098	1,966,353	2,057,675	1,044,438	73.65	(229,506)
1.Compensation for our principle executive officer ("PEO"), Joe Mastrangelo, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEOs includes the following NEOs: (i) in 2025, Nathan Kroeker and Michelle Buczkowski and Eric Javidi, (ii) in 2024, Nathan Kroeker and Michael Silberman and (iii) in 2023, Nathan Kroeker and Melissa Berube.
2.Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs in 2025 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.
3.Total Stockholder Return is cumulative for the measurement periods beginning on December 31, 2022 and ending on December 31 of each of 2025, 2024 and 2023, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
4.Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024 and 2023, respectively.

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Executive Compensation	Table of Contents

	PEO 2025 ($)	Non-PEOs 2025 ($)

Summary Compensation Table Total	4,854,452	3,190,435
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(4,007,193)	(2,709,785)
Plus Fair Value for Unvested Awards Granted in the Covered Year	8,305,035	2,879,451
Change in Fair Value of Outstanding Unvested Awards from Prior Years	12,715,909	3,446,408
Plus Fair Value for Vested Awards Granted in the Covered Year	—	(72,735)
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	1,250,179	658,025
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Compensation Actually Paid	23,118,382	7,391,799
Note: Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
Relationship Between Compensation Actually Paid and Cumulative TSR
The amount of compensation actually paid to the PEO and the average amount of compensation actually paid to the non-PEO NEOs have generally aligned with the Company’s cumulative TSR over the three-year period presented in the table. From January 1, 2023 to December 31, 2025, cumulative TSR increased by approximately 674%. For the three-years presented, the increase in both compensation actually paid and cumulative TSR are primarily driven by the change in the Company's stock price from $1.48 as of December 31, 2022, $1.09 as of December 31, 2023, $4.86 as of December 31, 2024, to $11.46 as of December 31, 2025. Stock price is a large driver in the value of the equity incentive awards, which is a major component of compensation actually paid to the PEO and the average compensation actually paid to the non-PEO NEOs.
Equity Compensation Plans
The following table summarizes our equity compensation plan information as of December 31, 2025:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, Rights and Restricted Stock Units (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)

Equity Compensation Plans Approved by Security Holders	17,184,827	$5.20	5,180,081
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	17,184,827	$5.20	5,180,081
Total shares outstanding as of December 31, 2025 was 337,132,374 shares of common stock of the Company.

36	Eos Energy Enterprises

Proposal No. 3 Advisory Vote to Approve Our Named Executive Officer Compensation
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules of the SEC, our Board is submitting a proposal providing our stockholders the opportunity to cast a non-binding advisory vote on the executive compensation paid to the Company’s executive officers named in this Proxy Statement (“named executive officers” or “NEOs”).
Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our named executive officers held at our 2022 annual meeting of stockholders, our Board determined that the Company will continue to hold its say on pay vote on an annual basis.
This advisory vote on named executive officer compensation is non-binding on the Board, will not overrule any decision by the Board and does not compel the Board to take any action. However, the Board and the Compensation Committee may consider the outcome of the vote when considering future executive compensation decisions. Specifically, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the Board will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Our Board and the Compensation Committee believe that the Company’s executive compensation programs and policies and the compensation decisions described in this Proxy Statement (i) support the Company’s business objectives, (ii) link the interests of the executive officers and stockholders, (iii) align NEO pay with individual and the Company’s performance, without encouraging excessive risk-taking that could have a material adverse effect on the Company, (iv) provide NEOs with a competitive level of compensation and (v) promote retention of the NEOs and other senior leaders.
For the reasons discussed above (and further amplified in the compensation disclosures made in this Proxy Statement), the Board recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative disclosure is hereby APPROVED.

The Board Recommends a Vote "FOR" the Advisory Vote To Approve Our Named Executive Officer Compensation.

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Proposal No. 4 Amend Our Certificate of Incorporation to Increase the Authorized Shares of Common Stock from 600,000,000 to 800,000,000 (the “Authorized Shares Amendment”)
Our Board has unanimously approved, subject to shareholder approval, an amendment to our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock from 600,000,000 to 800,000,000 (the “Authorized Shares Amendment”). The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 1,000,000 shares of preferred stock.
Proposed Amendment to Certificate of Incorporation
The Authorized Shares Amendment amends and restates Section 4.1(b) of Article IV of the Certificate of Incorporation in its entirety to read as follows:
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 801,000,000 shares, consisting of (a) 800,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Background
Article IV of the Certificate of Incorporation currently authorizes the Company to issue up to 600,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“preferred stock”). As of December 31, 2025, approximately 337,132,374 shares of common stock were issued, including zero held as treasury shares, as well as up to an aggregate of 220,903,981 shares of common stock reserved for issuance upon exercise of certain outstanding warrants, preferred common stock, convertible notes, options and restricted stock units including: (1) warrants to purchase up to an aggregate of 43,276,194 shares of common stock and Series B Preferred common stock equivalent of 116,311,460 shares of common stock issued to Cerberus in connect with the $210,500,000 delayed-draw term loan (“DDTL”) and the $105,000,000 revolving credit facility (collectively, the “Cerberus Financing”); (2) additional warrants outstanding to purchase up to an aggregate of 32,182,546 shares of common stock; (3) options and restricted stock units to acquire up to an aggregate of 18,059,586 shares of common stock; and (4) up to 11,074,195 shares of common stock reserved for issuance upon conversion of the Company’s outstanding 6.75% Convertible Notes due 2030 (the “May 2025 Convertible Notes”). As a result, approximately 41,963,645 authorized shares remain available for issuance for future purposes.
The adoption of the proposed Authorized Shares Amendment would provide for an additional 200,000,000 authorized shares of common stock for future issuance, which would bring the aggregate total of authorized shares of common stock to 800,000,000.

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Table of Contents	Proposal No. 4
Reasons for Seeking Stockholder Approval
On November 24, 2025, the Company issued the 1.75% Convertible Notes due 2031 (the “November 2025 Convertible Notes”). Given we do not currently have sufficient authorized common stock to convert the November 2025 Convertible Notes into the maximum of 46,948,320 shares of common stock underlying such notes, the November 2025 Convertible Notes may only be settled in cash unless and until we increase the number of shares of our common stock, or otherwise increase the number of shares of our common stock available to settle conversions of the November 2025 Convertible Notes, and, in each case, reserve the required number of shares solely for issuance upon conversion of the November 2025 Convertible Notes. Approval of this proposal is critical to the Company’s ability to maintain the optionality of choosing to convert the November 2025 Convertible Notes in common stock as opposed to cash.
Moreover, the additional shares may be used for various other purposes without further stockholder approval (except as required by law or Nasdaq rules), including: (i) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (ii) debt or equity restructuring or refinancing transactions; (iii) expanding the Company’s business through the acquisition of other businesses or assets; (iv) stock splits, dividends, and similar transactions; (v) raising capital, if the Company has an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock, and (vi) other general corporate purposes.
In determining the size of the proposed authorized share increase, our Board considered a number of factors, including the amount of capital needed to fund our operations, the need to issue equity awards and the potential need for additional shares in connection with future equity or equity-linked transactions, acquisitions or other strategic transactions. The Board has not proposed the increase in the number of authorized shares of common stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.
Effect on Current Stockholders
The primary purpose of this proposal is to provide the Company with the flexibility to meet its business and financial needs as described below. If this proposal is approved, it will not have any immediate effect on the rights of our existing shareholders. Our Board will have the authority to issue additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the stock exchange. Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, although the Board believes this proposal is in the best interests of the Company and our stockholders, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. Any future issuance of shares will be subject to the Board’s fiduciary duties to act in the best interest of the Company and its stockholders, as well as applicable legal and regulatory requirements. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our common stock and, if issued, would have the same rights and privileges as the shares of our common stock presently issued and outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board

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Proposal No. 4	Table of Contents
elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.
Consequences of Not Approving this Proposal
We currently have 7% of our total authorized shares of common stock available for future issuance. If our stockholders do not approve this proposal and we are not able to issue shares of our common stock in connection with the conversion of the November 2025 Convertible Notes, we would be required to make repayments of the November 2025 Convertible Notes in substantial amounts of cash rather than in shares of our common stock. Sustaining a solid cash reserve is critical for maintaining a strong balance sheet and supporting our ability to make strategic investments in our company that support achievement of our business goals and deliver value to our stockholders over the long term.
Additionally, without the increased share authorization, we may be forced to forego or delay strategic acquisitions or partnerships that require equity consideration, and we would have diminished flexibility to grant equity-based compensation necessary to attract and retain key employees and directors.
Effectiveness of the Authorized Shares Amendment
If this proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Annual Meeting. If the proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented and the Company’s capitalization will remain as it is currently.

The Board Recommends a Vote "FOR" the Authorized Share Increase Proposal.

40	Eos Energy Enterprises

Proposal No. 5 Approval of Amendments to the Eos Energy Enterprises, Inc. Second Amended and Restated 2020 Incentive Plan
We are asking our stockholders to approve an amendment to the Amended 2020 Plan in order to (i) increase the number of shares reserved for issuance under the Amended 2020 Plan by 5,000,000 shares, and (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 5,000,000 shares. The approval of this amendment to the Amended 2020 Plan will be effective on June 3, 2026, the date of our Annual Meeting (“Effective Date”), if approved by our stockholders.
The Amended 2020 Plan was approved by our stockholders and became effective on November 16, 2020. At our 2022 annual meeting of stockholders, our stockholders approved an initial amendment to the Amended 2020 Plan to (i) increase the number of shares reserved for issuance under the Amended 2020 Plan by 2,000,000 shares, (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 2,000,000 shares, (iii) remove the automatic increase to the share pool on the first day of each year and (iv) remove certain share recycling provisions. At our 2023 annual meeting of stockholders, our stockholders approved an amendment to the Amended 2020 Plan to (i) increase the number of shares reserved for issuance under the Amended 2020 Plan by 8,000,000 shares, (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 8,000,000 shares. At our 2024 annual meeting of stockholders, our stockholders approved an amendment to the Amended 2020 Plan to (i) increase the number of shares reserved for issuance under the Amended 2020 Plan by 19,000,000 shares, and (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 19,000,000 shares. At our 2025 annual meeting of stockholders, our stockholders approved an amendment to the Amended 2020 Plan to (i) increase the number of shares reserved for issuance under the Amended 2020 Plan by 5,000,000 shares, and (ii) increase the limit on the number of shares that may be issued through the exercise of incentive stock options by 5,000,000 shares.
The Amended 2020 Plan provides for the grant of equity-based awards to our employees, consultants, service providers and non-employee directors and provides a means to attract and retain employees and non-employee directors and to help promote a pay-for-performance linkage for such persons. In addition, the Amended 2020 Plan provides a means whereby certain of our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of our common stock, thereby strengthening their commitment to the welfare of Eos and aligning their interests with those of our stockholders.
The Amended 2020 Plan has a remaining balance of 5,180,081 shares available for the issuance of new awards as of January 1, 2026. Currently, the Amended 2020 Plan is the only plan under which we can grant equity-based awards. Given the decreasing number of shares that are available for issuance under the Amended 2020 Plan, and the importance of equity-based compensation in order for the Company to be able to allocate its cash resources to continuing to grow the business, the Board is requesting stockholders approve an increase to the number of shares available for issuance under the Amended 2020 Plan in order to ensure the Company is able to continue to provide equity-based and incentive-based awards in order conserve cash, but still be able to attract, motivate and retain high quality employees and directors, as well as continue to align the interests of our employees with our shareholders. The Company is requesting that the stockholders approve an amendment that increases the limit on the number of shares reserved for issuance under the Amended 2020 Plan.

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Proposal No. 5	Table of Contents
Our Board is submitting the following amendments, which were approved by the Compensation Committee on February 19, 2026 for approval by our stockholders:
•Increase the shares reserved for issuance under the Amended 2020 Plan by 5,000,000 shares.
•Increase the limit on the number of shares that may be issued through the exercise of an incentive stock option by 5,000,000 shares.

The Board Unanimously Recommends a Vote "FOR" the Approval of the Proposed Amendments to the Amended 2020 Plan.

Reasons the Board Recommends Voting for Approval of the Amendments to the Amended 2020 Plan
Our Board believes that encouraging our employees and non-employee directors to own shares of our common stock fosters broad alignment between the interests of our employees and directors and the interests of our stockholders. We believe the proposed amendments to the Amended 2020 Plan, including the increase to the maximum number of shares available for awards thereunder, is necessary to ensure that we have adequate capacity to continue to attract and retain talented employees and non-employee directors. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are important components of our overall compensation program.
Compensation and Governance Best Practices
The Amended 2020 Plan currently includes certain compensation and governance best practices, with some of the key features as follows:
•No Evergreen. The number of shares available for issuance under the Amended 2020 Plan is fixed and can only be increased with stockholder approval.
•Prohibition on Liberal Share Recycling. Shares tendered by a participant, withheld by the Company to satisfy any tax withholding or exercise prices, which are not issued in connection with the settlement of a stock-settled SAR or repurchased by the Company using stock option exercise proceeds do not become available for issuance as future awards under the Amended 2020 Plan.
•Prohibition on Repricing. The Amended 2020 Plan expressly prohibits the “repricing” of stock options or SARs without stockholder approval.
•Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the Amended 2020 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.
•Limit on Non-Employee Director Compensation. The Amended 2020 Plan contains an annual limit on total compensation paid and granted to each non-employee director.
•Stock Options and SARs Granted at No Less than Fair Market Value. The exercise price for stock options and SARs granted under the Amended 2020 Plan must equal or exceed the underlying stock's fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions.

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•No future Single Trigger Vesting on a Change in Control for Employees. The Amended 2020 Plan provides that if the outstanding award is assumed by the acquiring or surviving entity, then the awards will remain outstanding and eligible to vest in accordance with their original schedule or upon an earlier qualifying termination of employment within 12 months of such transaction (with awards subject to performance-based conditions vesting at the greater of target or actual performance through the closing).
•No Change in Control / 280G Tax Gross-Ups. The Amended 2020 Plan does not provide for any excise tax gross-up payments, including with respect to Section 280G and 4999 of the Internal Revenue Code, and, as a general business matter, the Company does not provide such benefits.
•Transfer Restrictions. The Amended 2020 Plan contains robust restrictions on the transfer of awards granted under the Amended 2020 Plan.
•Fixed Term. The Amended 2020 Plan has a fixed, ten-year term.
Matters Considered by the Board with Respect to the Number of Shares to be Added to the Shares Available for Issuance under the Amended 2020 Plan
Our Board is proposing an additional 5,000,000 shares be reserved for issuance of equity-based awards under the Amended 2020 Plan. We believe the current number of shares available for grant under the Amended 2020 Plan is insufficient and will harm our ability to attract and retain qualified employees and directors. Further, we believe that the additional shares, under these circumstances, represents a reasonable amount of potential equity dilution and allows the Company to continue to recruit, motivate, and retain talented employees and directors who will help us achieve our business goals, including creating long-term value for our stockholders.
When considering the number of additional shares proposed to be made available for grant under the Amended 2020 Plan, the Compensation Committee reviewed, among other things, the potential dilution to our stockholders. Our Compensation Committee was presented with dilution levels at our peer companies and determined that the potential dilution as a result of the additional shares would not be unreasonable and was necessary to achieve the purpose of the Amended 2020 Plan, which is to attract and retain qualified individuals.
Based on the information in the table below, the additional shares proposed would result in a basic dilution of approximately %, which is notably lower than the basic dilution at the time the Company requested additional shares in 2024 (16.6%) and 2025 (16.0%).
The following table sets forth certain information about the equity awards that are outstanding under the Amended 2020 Plan as of January 1, 2026:

Total number of shares that would be authorized for issuance upon stockholder approval of the amendments to the Amended 2020 Plan (1)	46,035,887
Number of shares relating to outstanding stock options under the Amended 2020 Plan	2,991,909
Number of shares relating to outstanding full-value awards under the Amended 2020 Plan	14,192,918
Weighted average remaining term of outstanding stock options under the Amended 2020 Plan	4.2
Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	5.2
Number of shares remaining for issuance under the Amended 2020 Plan upon shareholder approval of the amendments to the Amended 2020 Plan	10,180,081

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Proposal No. 5	Table of Contents
1.Reflects the sum of (i) the 6,000,000 shares originally reserved for issuance under the Amended 2020 Plan, (ii) the shares automatically added to the share reserve on January 1, 2021 and 2022, (iii) the additional 2,000,000 shares added to the share pool pursuant to the amendments to the Amended 2020 Plan approved by stockholders on May 17, 2022, (iv) the additional 8,000,000 shares added to the share pool pursuant to the amendments of the Amended 2020 Plan approved by stockholders on May 16, 2023, (v) the additional 19,000,000 shares added to the share pool pursuant to the amendments of the Amended 2020 Plan approved by stockholders on May 1, 2024, (vi) the additional 5,000,000 shares added to the share pool pursuant to the amendments of the Amended 2020 Plan approved by stockholders on May 15, 2025 and (vii) the additional 5,000,000 shares to be added to the share pool pursuant to the proposed amendments of the Amended 2020 Plan. .
Description of the Amended 2020 Plan
The key features of the Amended 2020 Plan are described below but are qualified in their entirety by reference to the full text of the first amendment of the Amended 2020 Plan included as Appendix A to this Proxy Statement. Appendix B to this Proxy Statement contains a full draft of the Amended 2020 Plan as a blackline showing the proposed amendments thereto.
Administration. The Amended 2020 Plan is administered by a committee appointed by our Board, or if no such committee has been appointed, by our Board (the “Committee”). The Committee will, subject to the terms and conditions of the Amended 2020 Plan, have the authority to, among other actions, designate participants in the Amended 2020 Plan, determine the type of awards to be granted to a participant and the terms of conditions of such awards, determine the terms of settlement or exercise of awards, reconcile any inconsistency and correct any defect in the Amended 2020 Plan or an award agreement, accelerate the vesting or exercisability of an award and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Amended 2020 Plan.
Eligibility. Those eligible to participate in the Amended 2020 Plan consist of employees, directors and consultants of the Company or one of its affiliates (provided that such person is eligible to be offered securities registrable on Form S-8 under the Securities Act of 1933), as well as prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its affiliates (and would satisfy the eligibility criteria once he or she begins employment with or begins providing services to the Company or its affiliates).
While all employees are eligible to receive awards under the Amended 2020 Plan, the Committee currently expects that approximately 730 employees participate in the Amended 2020 Plan. In addition, eight of the nine non-employee directors also participate in the Amended 2020 Plan. The basis for participation in the Amended 2020 Plan is the Committee’s (or its authorized delegate’s) decision, in its sole discretion, that an award to an eligible participant will further the Amended 2020 Plan’s purposes of providing a means through which the Company and its affiliates may attract and retain key personnel and to providing a means whereby certain directors, officers, employees, consultants and advisors (and certain prospective directors, officers, employees, consultants, and advisors) of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of shares of common stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders. In exercising its discretion, the Committee (or its delegate) will consider the recommendations of management and the purposes of the Amended 2020 Plan.
Shares Reserve; Adjustments. If the amendment to the Amended 2020 Plan is approved by our stockholders, the maximum number of shares of our common stock available for issuance under the Amended 2020 Plan on or following June 3, 2026, will be 33,935,317 shares. Shares of common stock underlying awards that are forfeited, canceled, expire unexercised, or are settled in cash shall be available again for issuance under the Amended 2020 Plan. However, shares of common stock underling an Award shall not again be available for issuance under the Amended 2020 Plan if such shares are (i) tendered or withheld in payment of the exercise price of a stock option or other award, (ii) delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an award, (iii) covered by a stock-settled SAR and were not issued upon the settlement of the SAR, or (iv) with respect to an Award repurchased by the Company using Option exercise proceeds. If the amendment to the Amended 2020 Plan is approved by our stockholders, the maximum number of shares of our common stock available for issuance upon exercise of incentive stock options granted under the Amended 2020 Plan on or following June 3, 2026, will be 33,935,317 shares.

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Table of Contents	Proposal No. 5
Non-Employee Director Limits. Under the Amended 2020 Plan, the maximum number of shares of our common stock that may be granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year, in respect to the director’s service as a member of our Board during such year, shall not exceed $500,000 in total value. The independent directors may make exception to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Available Awards. The Amended 2020 Plan permits the grant of incentive stock options to employees and/or nonstatutory stock options to all eligible participants, as well as, SARs, restricted stock, restricted stock units (“RSUs”), performance awards, other cash-based awards, and other stock-based awards to all eligible participants.
Dividends and Dividend Equivalents. No adjustment may be made in the shares of common stock issuable or taken into account under an award on account of cash dividends made prior to settlement of such award. The Committee may grant Dividend Equivalents based on the dividends declared on shares of common stock subject to any award (other than stock options or SARs), provided that any such dividend equivalents will not be payable unless and until the award becomes payable and shall be subject to forfeiture to the same extent as the underlying award.
No Repricing. The Committee may not, without stockholder consent, reduce the exercise price of outstanding stock options of SARs or cancel any outstanding stock options or SARs with an exercise price below the fair market value of our common stock and replace it with a new award or cash or take any other action considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.
Change in Control. Upon a change in control (as defined in the Amended 2020 Plan) and certain other corporate events, the Committee will make adjustments it may deem necessary or appropriate and equitable, subject to the requirements of Sections 409A, 421 and 422 of the Internal Revenue Code, including (i) adjusting the number of shares which may be delivered upon settlement of an award and the terms of any outstanding awards, (ii) providing for the substitution or assumption of awards, (iii) accelerating the vesting of awards, (iv) deeming any performance measures satisfied at target, maximum or actual performance, (v) providing for a period of time during which stock options and SARs will remain exercisable or (vi) canceling any awards in exchange for cash or other securities or property, or a combination thereof.
Termination of Employment. The treatment of awards upon a participant’s termination of employment is generally set forth in the applicable award agreement or in an employment agreement with the participant. Unless otherwise provided in such an award agreement or employment agreement, any unvested restricted stock or RSUs will be forfeited upon the participant’s termination of employment.
Clawback; Anti-Hedging and Pledging. All awards (including on a retroactive basis) granted under the Amended 2020 Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of Applicable Laws, as well as any other policy of the Company that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time.
Plan Amendment or Suspension. Our Board has the authority to amend, suspend or terminate the Amended 2020 Plan, provided that no such action may be taken without stockholder approval if the approval is necessary to comply with a tax or regulatory requirement or other applicable law for which the Committee deems it necessary or desirable to comply. No amendment may adversely and materially affect a participant’s rights under any award without such participant’s consent.
Term of the Plan. No awards may be granted under the Amended 2020 Plan after our Board terminates the plan or after ten years from the effective date.

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Proposal No. 5	Table of Contents
Federal Income Tax Consequences
The following discussion summarizes certain material federal income tax consequences of the issuance and receipt of awards under the Amended 2020 Plan under the law as in effect on the date of this proxy statement. This summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Amended 2020 Plan, nor does it cover state, local, or non-U.S. taxes.
•Incentive Stock Options (ISOs). An optionee generally realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by the Company as compensation, provided that the Company reports the income to the optionee. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. However, if the optionee exercises an ISO and satisfies the holding period requirements, the Company may not deduct any amount in connection with the ISO. If a sale or disposition of shares acquired with the ISO occurs after the holding period, the employee will recognize long-term capital gain or loss at the time of sale equal to the difference between proceeds realized and the exercise price paid. In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent that they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.
•Non-Qualified Stock Options (NQSOs). An optionee generally has no taxable income at the time of grant of an NQSO but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. The same amount is deductible by the Company as compensation, provided that, in the case of an employee option, the Company reports the income to the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.
•SARs. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the SAR is granted. If a participant receives the appreciation inherent in the SAR in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If a participant receives the appreciation inherent in the SAR in shares, the spread between the then-current market value and the base price will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.
•Restricted Stock. The recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the IRC to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award (less the purchase price, if any, paid for such shares), determined without regard to the restrictions. If a Section 83(b) election is made, the capital gain/loss holding period for such shares commences on the date of the award. Any further change in the value of the shares will be taxed as a capital gain or loss only if and when the shares are disposed of by the recipient. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse, and the capital gain/ loss holding period for such shares will also commence on such date.
•RSUs. No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the market price of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid, if any, by the participant for such restricted stock units), and the capital gain/loss holding period for such shares will also commence on such date.

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New Plan Benefits
The benefits that will be awarded or paid under the Amended 2020 Plan are not currently determinable. Any future awards granted to eligible participants under the Amended 2020 Plan will be made at the discretion of the Committee, the Board, or under delegated authority, and no such determination as to future awards or who might receive them has been made.
Existing Plan Benefits
The following tables summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-executive directors as a group, each nominee for election as a director and all non-executive employees as a group, from the inception of the Amended 2020 Plan through December 31, 2025. The closing price per share of our common stock on was $11.46 as of December 31, 2025.

Name	Number of Stock Options Granted Since Adoption of the Amended 2020 Plan	Number of RSUs and PRSUs Granted Since Adoption of the Amended 2020 Plan

Joe Mastrangelo	1,437,484	4,296,331
Nathan Kroeker	—	2,564,324
Michelle Buczkowski	—	672,370
Eric Javidi	—	454,594
Current Executive Officers as a Group (3)	1,437,484	7,987,619
Current Non-Employee Directors as a Group, excluding the one director nominee below (6)	1,199,570	1,010,710
Jeff Bornstein	213,718	221,007
Claude Demby	231,175	203,341
Nathaniel Fick(1)	—	—
Non-Executive Officer Employees as a Group (a)	2,295,872	26,805,184
Represents total stock options, RSUs and PRSUs granted since the adoption of the 2020 Plan (including prior to and following the adoption of the Amended 2020 Plan) to all employees (current and former) who received awards under the 2020 Plan, other than current executive officers.
1.Mr. Fick was added to the Board in 2026 and did not earn director compensation during 2025.
Registration with the SEC
If our stockholders approve the amendment to the Amended 2020 Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Amended 2020 Plan.

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Proposal No. 5	Table of Contents

The Board Unanimously Recommends a Vote "FOR" the Approval of the Proposed Amendment to the Second Amended and Restated 2020 Incentive Plan

48	Eos Energy Enterprises

Certain Relationships and Related Party Transactions
Unless otherwise stated or unless the context otherwise requires, the terms “Company,” “we,” “us,” “our,” and “Eos” refer to Eos Energy Enterprises, Inc., a Delaware corporation.
The following is a summary of transactions since January 1, 2024, to which we have been a participant, in which:
i.the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
ii.any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation” or that were approved by our compensation committee.
Conversion of 26.5% Convertible Senior PIK Notes due 2026
On January 18, 2023, the Company entered into an investment agreement with Great American Insurance Company, Ardsley Partners Renewable Energy, LP, CCI SPV III, LP, Denman Street LLC, John B. Berding Irrevocable Children’s Trust, John B. Berding, and AE Convert, LLC, a Delaware limited liability company managed by Russell Stidolph, a director of the Company (the “Affiliated Purchaser”), relating to the issuance and sale to the Purchasers of $13,750,000 in aggregate principal amount of the Company’s 26.5% Convertible Senior PIK Notes due 2026 (the “Notes”). The Board reviewed and approved the issuance of the Notes to AE Convert, LLC in accordance with the Company's related person transaction policy. The Notes are governed by a form of indenture (the “Indenture”) incorporated by reference into the Notes.
On July 29, 2025, the Company entered into a first supplemental indenture to the Indenture with Wilmington Trust, National Association, as trustee, relating to the Notes (the “First Supplemental Indenture”), to (1) extend the maturity date of the Notes to September 30, 2034; (2) reduce the interest rate of the Notes to 7.0%, commencing on June 30, 2026 (the “Original Maturity Date”); (3) amend the optional redemption provision therein to allow for optional redemption pro rata excluding the Affiliated Purchaser; and (4) amend the meaning of Redemption Price therein to include the optional redemption price payable to the holders that will vary depending on the timing of the redemption relative to the Original Maturity Date of the Notes.
On August 1, 2025, the Company issued a Notice of Redemption of Non-Affiliated Holders for all outstanding Notes, pursuant to which the Company intended to fully redeem the Notes (other than those held by the Affiliated Purchaser) on August 18, 2025 for a redemption price equal to the then current capitalized principal amount of the Notes (other than those held by the Affiliated Purchaser) plus the aggregate amount of all accrued and unpaid or un-capitalized interest payments on the capitalized principal amount of the Notes (other than those held by the Affiliated Purchaser) that the holders of the Notes to be redeemed would have been entitled to receive had the Notes remained outstanding to June 30, 2026. In accordance with the terms of the Indenture and the Notice of Redemption of Non-Affiliated Holders, each of the holders of the Notes (other than those held by the Affiliated

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Certain Relationships and Related Party Transactions	Table of Contents
Purchaser) opted to exercise its conversion right to convert all of such holder’s outstanding Notes into shares of Common Stock at a conversion rate equal to 598.8024 shares of Common Stock per $1,000 capitalized principal amount of Notes.
Cerberus Agreements
On June 21, 2024, the Company entered into the Cerberus Agreements, including a credit agreement (the “Credit Agreement”), pursuant to which Cerberus agreed to provide a (1) $210.5 million secured multi-draw facility to be made in four installments (“tranches”, and collectively, the “Delayed Draw Term Loan”) and (2) a $105.0 million revolving credit facility, to be made available at the Lenders’ sole discretion and only if the Delayed Draw Term Loan is fully funded. On June 21, 2024, the initial $75,000 installment was funded (the “Initial Draw”). On August 29, 2024, the full amount of the August tranche of $30,000 was funded. On October 31, 2024, the full amount of the October tranche of $65,000 was funded. The final tranche in the amount of $40,500 was funded on January 24, 2025, completing the scheduled fundings under the Delayed Draw Term Loan.
Upon each draw under the Delayed Draw Term Loan, the Company issued a Warrant and/or shares of Preferred Stock (each as defined and discussed in detail in Note 3, “Credit and Securities Purchase Transaction” of the notes to Eos Energy Enterprises, Inc. consolidated financial statements included in our Form 10-K). Collectively, the Warrant and the Preferred Stock are exercisable or convertible into, as applicable, an aggregate of 158,433,112 shares of common stock, or an Applicable Percentage of 33.0% as of the issuance date. If the Company were to fail to achieve certain remaining milestones as of the final milestone measurement date, the applicable percentage would have been subject to up to a 4.0% increase for the missed milestones or an increase in the overall applicable percentage to up to 37.0%.
On April 30, May 28, May 29, July 29, November 18 and November 19, 2025, the Company entered into amendments to the Credit Agreement with Cerberus, pursuant to which, among other things, the measurement period for achieving sales milestones was extended. On October 31, 2025, the Company satisfied its final performance milestones pursuant to the terms of the Credit Agreement. No additional preferred stock or warrants will be issued to Cerberus at this time.
For further discussion, see Note 3, “Credit Agreement and Securities Purchase Transaction” of the notes to Eos Energy Enterprises, Inc. consolidated financial statements included in our Form 10-K.
Policies and Procedures for Related Person Transactions
Our Board adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our officers or one of our directors;
•any person who is known to be the beneficial owner of more than 5% of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of our voting stock; and
•any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

50	Eos Energy Enterprises

Table of Contents	Certain Relationships and Related Party Transactions
Pursuant to our related person transaction policy, the Chief Financial Officer of the Company is responsible for collecting information regarding Related Person Transactions, determining whether a transaction, arrangement or relationship meets the definition of Related Person Transaction, and preparing information regarding Related Person Transactions for presentation to the Nominating and Corporate Governance Committee. Directors and officers are expected to promptly notify the Chief Financial Officer or the Chair of the Nominating and Corporate Governance Committee of any potential or existing Related Person Transactions of which they are aware.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.
The Company is also required by Nasdaq Rule 5250(b)(3) to disclose all agreements and arrangements between any director or nominee for director, and any person or entity other than the Company relating to compensation or other payment in connection with such person’s candidacy or service as a director of the Company.

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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of March 20, 2026 by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•each of our directors, nominees and named executive officers; and
•all directors and executive officers as a group.
A person is a “beneficial owner” of a security if that person has or shares voting or investment power over the security or if that person has the right to acquire sole or shared voting or investment power over the security within 60 days. Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options, warrants and restricted stock units held by that person that are currently exercisable or exercisable within 60 days of March 20, 2026.
Unless stated otherwise, the percentage of shares beneficially owned is computed on the basis of 339,459,024 shares of our common stock outstanding as of March 20, 2026.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management

	Shares of Common Stock Beneficially Owned

Name of beneficial owner	Number of Securities Beneficially Owned	Percentage

5% Stockholder
CCM Denali Equity Holdings, LP. (3)	159,587,654	47.01%
Directors and Executive Officers
Joe Mastrangelo (1) (2) (4)	2,724,610	*
Nathan Kroeker (1) (2)	662,512	*
Michael Silberman (1) (2)	283,279	*
Michelle Buczkowski (1) (2)	47,773	*
Alex Dimitrief (1) (2) (4) (5)	512,541	*
Marian "Mimi" Walters (1) (2) (4) (5)	342,242	*
Claude Demby (1) (2) (4) (5)	386,750	*
Jeff Bornstein (1) (2) (4) (5)	349,476	*
Jeffrey McNeil (1) (2) (4) (5)	432,014	*
Nick Robinson (1)	—	*
Gregory Nixon (1) (5)	13,867	*
David Urban (1) (5)	85,582	*
Joseph Nigro (1) (5)	38,950	*
All directors, director nominees and executive officers as a group (12 individuals)	5,879,596	1.73%
* Less than 1%.
1.The business address of each of these entities or individuals is c/o 3920 Park Avenue Edison, New Jersey 08820.
2.Includes shares of common stock underlying restricted stock units.
3.Includes 43,276,194 shares of common stock of the Company issuable upon exercise of the Initial Warrant and 31,940,063 shares of common stock of the Company issuable upon conversion of 31.940063 shares of Series B-1 Preferred Stock, 28,806,463 shares of common stock of the Company issuable upon conversion of 28.806463 shares of Series B-2 Preferred Stock, 38,259,864 shares of common stock of the Company issuable upon conversion of 38.259864 shares of Series B-3 Preferred Stock, and 17,305,070 shares of common stock of the Company issuable upon conversion of 16.150528 shares of Series B-4 Preferred Stock that is directly held by CCM Denali Equity. CCM Denali Equity Holdings GP, LLC (“CCM Denali Equity GP”) is the general partner of CCM Denali Equity. Cerberus Capital Management II, L.P. (“Cerberus Capital Management II”) is the sole member of CCM Denali Equity GP. Due to their relationships with CCM Denali Equity, each of CCM Denali Equity GP and Cerberus Capital Management II may be deemed to beneficially own the securities of the Company held directly by CCM Denali Equity. The address for each of CCM Denali Equity, CCM Denali Equity GP and Cerberus Capital Management II is 875 Third Avenue, 11th Floor, New York, NY 10022.
4.Includes shares which the current executive officers and directors had the right to acquire prior to March 20, 2026 through the exercise of stock options Mr. Mastrangelo, 1,237,484; Mr. Dimitrief, 251,142; Ms. Walters, 177,015; Mr. Demby, 231,175; Mr. Bornstein, 213,718 and Mr. McNeil, 82,452. All current executive officers as a group had the right to acquire 2,192,986 shares prior to March 20, 2026 through the exercise of stock options.
5.Includes shares which the current executive officers and directors had the right to acquire within 60 days following March 20, 2026 through the vesting of Restricted Stock Units Mr. Dimitrief, 16,178; Ms. Walters, 24,893; Mr. Demby, 13,867; Mr. Bornstein, 18,499; Mr. McNeil, 23,111; Mr. Nixon, 13,867; Mr. Urban, 23,111. and Mr. Nigro, 3,565, All current executive officers as a group had the right to acquire 137,091 shares within 60 days following March 20, 2026 through the vesting of Restricted Stock Units

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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of forms filed with the SEC and on written representations from reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during fiscal year ended December 31, 2025, except for one filing of a Form 4 for Eric Javidi.

54	Eos Energy Enterprises

Additional Information
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Eos stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written request to the address above, a separate copy of the Form 10-K, Proxy Statement and Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for fiscal year ended December 31, 2025, with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Eos stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed our Investor Relations department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com.

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Information About the Proxy Process and Voting
Why am I receiving these materials?
We have made a Notice of Internet Availability that contains instructions on accessing this Proxy Statement and Proxy Card available to you or have delivered printed proxy materials to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy on the internet.
The Notice of Internet Availability or the printed proxy materials are being sent to our stockholders on or about April 14, 2026.
Who can vote at the Annual Meeting?
The outstanding voting securities of Eos are shares of common stock, $0.0001 par value per share. There were shares of common stock outstanding as of April 13, 2026. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of April 13, 2026, you may vote online during the virtual Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet. Whether or not you plan to attend online the virtual Annual Meeting, we encourage you to vote by proxy ahead of the Annual Meeting to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote. In such case, your previously submitted proxy will be disregarded.
•To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.
•To vote by proxy over the internet before the Annual Meeting, follow the instructions as directed on the enclosed Proxy Card or on the Notice of Internet Availability.
•To vote by telephone, you may vote by proxy by calling the toll-free number found on the enclosed Proxy Card or on the Notice of Internet Availability.
•To vote at the virtual Annual Meeting, you will need the 16-digit control number included on your Proxy Card or voting instruction form. The meeting webcast will begin promptly at 10:00 a.m., Eastern time. We encourage you to access the

56	Eos Energy Enterprises

Table of Contents	Information About the Proxy Process and Voting
meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page for assistance.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
If you are a beneficial owner as described above, you should have received a Proxy Card and voting instructions with these proxy materials from the brokerage firm, bank, dealer or other similar organization that holds your shares, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. To vote online at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank, dealer or other agent and follow the accompanying instructions included with these proxy materials.
We provide internet proxy voting to allow you to vote your shares online before the Annual Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What is the required vote to approve the proposals discussed in this Proxy Statement?
•With respect to Proposal No. 1, directors to be elected by the holders of our common stock are elected by a plurality of the votes cast. “Withhold” votes have no effect. There is no ability to “abstain”. Broker non-votes will have no effect on the outcome of the vote. Pursuant to the certificates of designation governing the Preferred Stock, the holders of Investor Preferred Stock have agreed not to vote in any election of directors to be elected by the holders of our common stock any shares of common stock issued upon the conversion of Investor Preferred Stock or the exercise of any warrants issued under the Securities Purchase Agreement, and therefore any such shares of common stock are not entitled to be voted on Proposal No. 1 for so long as the holders of Investor Preferred Stock have the right to elect at least one (1) Preferred Director.
•With respect to Proposal No. 2, the affirmative vote of the majority of votes cast is required for approval. Abstentions will have no effect on the outcome of the vote. In addition, because this is a routine item, there will not be any broker non-votes.
•With respect to Proposal No. 3, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of the vote. We note that this is an advisory vote and is not binding on the Company, the Board, or the Compensation Committee.
•With respect to Proposal No. 4, the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class is required for approval. Abstentions will have the same effect as a vote against. In addition, because this is a routine item, there will not be any broker non-votes.
•With respect to Proposal No. 5, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Are the holders of the Preferred Stock entitled to vote on the Board of Directors?
As more fully described in “Corporate Governance – Board Composition,” at all times when the holders of the Investor Preferred Stock beneficially owns at least 10.0%, 15.0% or 30.0% of the capital stock of the Company, such holders of the Investor Preferred

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Stock, exclusively and voting together as a separate class, will have the right to appoint one (1), two (2) or three (3) Preferred Directors, respectively, to the Board. In addition, at all times holders of the Investor Preferred Stock beneficially own at least 40.0% of the capital stock of the Company, the Investor Preferred Stock will have the right to nominate and designate a fourth director, who shall be designated by the Board or the nominating committee of the Board to a class of common directors and thereafter stand for election as a common director on the Board. At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director, pursuant to the certificates of designation governing the Preferred Stock, the holders of Investor Preferred Stock have agreed not to vote any shares of common stock issuable upon the conversion of Investor Preferred Stock or the exercise of any warrants issued under the Securities Purchase Agreement, and therefore any such shares of common stock are not entitled to be voted in any election of directors. Furthermore, because the holders of the Investor Preferred Stock appoint the Preferred Directors, the holders of our common stock will not be entitled to vote to elect such Preferred Directors.
What are “broker non-votes”?
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Only (i) Proposal No. 2, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and (ii) Proposal No. 4, the approval of an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 600,000,000 to 800,000,000, are considered “routine” under applicable rules.
If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as “broker non-votes” with respect to that proposal. Broker non-votes may affect the result of a Proposal, as stated above in “What is the required vote to approve the proposals discussed in this Proxy Statement?”.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the two nominees for director, “For” the ratification of the appointment of Deloitte as our independent registered public accounting firm, “For” the approval of the non-binding advisory resolution to approve the compensation of our named executive officers, “For” the amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 600,000,000 to 800,000,000, and “For” the amendment to our Second Amended and Restated 2020 Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

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Table of Contents	Information About the Proxy Process and Voting
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•You may submit another properly completed proxy with a later date.
•You may send a written notice that you are revoking your proxy to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 862-207-7955 or email ir@eose.com.
•You may attend the virtual Annual Meeting through online presence and vote online. Simply attending the Annual Meeting will not, by itself, revoke your prior proxy.
If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 of the Securities Exchange Act to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 15, 2026 to Eos Energy Enterprises Inc., c/o Elizabeth Higley, 3920 Park Avenue, Edison, New Jersey 08820, or email at ir@eose.com.
Pursuant to our Second Amended and Restated Bylaws, in order for a stockholder to present a proposal at the annual meeting, other than 14a-8 proposals to be included in the Proxy Statement as described above, or to nominate a director, you must give timely notice thereof in writing to the Secretary at Eos Energy Enterprises Inc., 3920 Park Avenue, Edison, New Jersey 08820, which must be received between February 3, 2027 and March 5, 2027; provided that if the date of the 2027 annual meeting is more than 30 days before or more than 60 days after June 3, 2027, notice must be received no earlier than 120 days prior to such annual meeting and no later than the later of the 90th day prior to the annual meeting date or the 10th day following the day on which public announcement of the 2026 annual meeting date is first made by the Company. You are also advised to review our Second Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing requirements, including the timing and other requirements, under the Company’s Second Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 annual meeting of stockholders must also provide notice to our Secretary that sets forth all information required by Rule 14a-19 under the Exchange Act, and such notice must be received no later than April 5, 2027. A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with the Company’s Second Amended and Restated Bylaws, including the obligation to provide timely notice as described above.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting are present online or represented by proxy. If there is no quorum, the chair of the Annual Meeting may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting.

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Who can help answer my questions?
If you have questions about this Proxy Statement or if you need additional copies of the proxy materials, you should contact our Investor Relations department at 862-207-7955 or ir@eose.com. To obtain timely delivery, our stockholders must request the materials on or before May 1, 2026 to facilitate timely delivery.
Who will solicit and pay the cost of soliciting proxies?
Eos will pay the cost of soliciting proxies for the general meeting. Eos will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, mail, on the Internet or at the Annual Meeting. They will not be paid any additional amounts for soliciting proxies. In addition, we have retained Sodali & Co. to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay that firm $13,000, plus reasonable out-of-pocket expenses, for proxy solicitation services.
How do I attend the Annual Meeting?
After careful consideration, our Board has determined to hold a virtual-only annual meeting. You may attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/EOSE2026. Stockholders will need the 16-digit control number provided on their Proxy Card, voting instruction form or notice. We suggest you log in at least 15 minutes before the start of the meeting.
Can I ask questions at the Annual Meeting?
Stockholders as of our record date will have an opportunity to submit questions live via the Internet during the meeting.
How to Participate in the Annual Meeting
Online
1.Visit www.virtualshareholdermeeting.com/EOSE2026; and
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Appendix A
EOS ENERGY ENTERPRISES, INC.
THIRD CERTIFICATE OF AMENDMENT TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
FIRST: The present name of the corporation is Eos Energy Enterprises, Inc., a Delaware corporation (the “Corporation”). The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 3, 2019 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 4, 2020. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on May 19, 2020. A Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on November 16, 2020. Certificates of amendment to the Third Amended and Restated Certificate were filed with the Secretary of State of the State of Delaware on June 28, 2022 and May 8, 2024, respectively.
SECOND: Section 4.1(b) of Article IV of the Company’s Third Amended and Restated Certificate is hereby amended to read in its entirety as set forth below:
(b) The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 801,000,000 shares, consisting of (a) 800,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
THIRD: The foregoing amendment has been duly proposed and declared advisable by the Corporation’s Board of Directors and adopted by the Corporation’s stockholders in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.
FOURTH: This Certificate of Amendment shall become effective as of upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
* * * * *
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this day of , 2026.

By: ______________________
Michael Silberman
Authorized Officer

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Appendix B
Second Amendment to the Eos Energy Enterprises, Inc.
Second Amended and Restated 2020 Incentive Plan
(Effective as of July 25, 2024)
This Second Amendment (this “Amendment”) to the Eos Energy Enterprises, Inc. Second Amended and Restated 2020 Incentive Plan (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Plan”) is approved and adopted to be effective as of _____________, 2026 (the “Effective Date”).
Recitals
AThe stockholders of Eos Enterprises, Inc., a Delaware corporation (the “Company”) approved the Amendment, effective as of _____________, 2026.
BThe Company now desires to amend the Plan in accordance with the terms and conditions of this Amendment.
AMENDMENT
NOW THEREFORE, effective as of the Effective Date, the terms and conditions of the Plan are amended as follows:
1Sections 5(b) of the Plan is hereby deleted in its entirety and replaced with the following:
5. Grant of Awards; Shares Subject to the Plan; Limitations.
(b) Subject to this Section 5, Awards granted under the Plan on or following the Amendment Effective Date shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 33,935,317 Common Stock; provided, that that the maximum number of Common Stock that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the Fair Market Value on the Date of Grant of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Capital Market or other securities exchange on which the Common Stock is traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

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2Sections 7(a) of the Plan is hereby deleted in its entirety and replaced with the following:
7. Options.
(a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. The maximum aggregate number of Common Stock that may be issued through the exercise of Incentive Stock Options granted under the Plan on or after the Amendment Effective Date is 33,935,317 Common Stock. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholder of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
3Incorporation: This Amendment shall be deemed as amending and incorporated into the Plan. All of the terms, conditions, and provisions of the Plan shall continue unchanged and remain in full force and effect except as expressly amended by this Amendment.

* * * * *
IN WITNESS WHEREOF, the Company hereby executes this Amendment as of the Effective Date.
Eos Energy Enterprises, Inc.
By: ______________________
Michael Silberman
Chief Legal Officer and Corporate Secretary

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Appendix C
Eos Energy Enterprises, Inc.
Second Amended and Restated 2020 Incentive Plan
(Effective as of July 25, 2024)
1.Establishment of the Plan, Effective Date, and Duration:
(a)Establishment of the Plan and Effective Date: Eos Energy Enterprises, Inc. (f/k/a B. Riley Principal Merger Corp. II), a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Eos Energy Enterprises, Inc. Second Amended and Restated 2020 Incentive Plan”, as amended from time to time (the “Plan”). The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards and Dividend Equivalents. If the Plan is not so approved by the stockholders of the Company, then the Plan will be null and void in its entirety. The Plan shall remain in effect as provided in Section 1(b) of the Plan. Capitalized terms used in but not otherwise defined in the Plan shall have the meanings given to such terms in, or by reference in, Section 3 of the Plan.
(b)Duration of the Plan: The Plan shall commence on the Amendment Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 13. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.
2.Purpose of the Plan: The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors (and certain prospective directors, officers, employees, consultants, and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
3.Definitions: Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:
(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company, and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b)“Amendment Effective Date” means July 26, 2024.

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(c)“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock are listed or quoted, and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted, as are in effect from time to time.
(d)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Awards, Other Cash-Based Awards, and/or Dividend Equivalents, granted under the Plan.
(e)“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
(f)“Board” means the Board of Directors of the Company.
(g)“Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), a Participant’s (A) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers; (B) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation, fraud, embezzlement, theft, or proven dishonesty in the course of his employment or other service to the Company or an Affiliate; (C) alcohol abuse or use of controlled substances other than in accordance with a physician’s prescription; (D) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (F) below) to the Company or its Affiliates (other than due to a disability, as determined by the Committee), which refusal, if curable, is not cured within 15 days after delivery of written notice thereof; (E) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 15 days after the delivery of written notice thereof; or (F) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation, and/or proprietary rights.
(h)“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon any of the following events:
(i)any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of fifty percent (50%) or more of the total voting power of the then outstanding voting securities of the Company;
(ii)the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals who (A) were directors on the Effective Date or (B) become directors after Effective Date and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors on the Effective Date or whose election or nomination for election was previously so approved; or
(iii)the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto

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continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), or (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
(i)“Claim” means any claim, liability, or obligation of any nature, arising out of or relating to the Plan or an alleged breach of the Plan or an Award Agreement.
(j)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.
(k)“Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.
(l)“Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.
(m)“Company” means Eos Energy Enterprises, Inc. (f/k/a B. Riley Principal Merger Corp. II), a Delaware corporation.
(n)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or applicable Award Agreement.
(o)“Dividend Equivalent” means a right awarded under Section 11 to receive the equivalent value (in cash or Common Stock) of ordinary dividends that would otherwise be paid on the Common Stock subject to an Award that is a full-value award but that have not been issued or delivered.
(p)“Effective Date” means November 16, 2020.
(q)“Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(r)“Eligible Person” with respect to an Award denominated in Common Stock, means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that, if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates, provided that, the Date of Grant of any Award to such individual shall not be prior to the date the individual begins employment with or begins providing services to the Company or its Affiliates).
(s)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.
(t)“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

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(u)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock are listed on any established stock exchange or a national market system, the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii)If the Common Stock are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose).
(iv)Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code to the extent necessary for an Award to comply with, or be exempt from, Section 409A of the Code.
(v)“Immediate Family Members” shall have the meaning set forth in Section 15(b)(ii).
(w)“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan for incentive stock options.
(x)“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(y)“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
(z)“Intrinsic Value” with respect to an Option or SAR means (i) the excess, if any, of the price or implied price per Common Stock in a Change in Control or other event over (ii) the applicable Exercise Price or Strike Price of such Award multiplied by (iii) the number of Common Stock covered by such Award.
(aa)“Mature Shares” means Common Stock owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.
(bb)“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(cc)“Option” means an Award granted under Section 7 of the Plan.
(dd)“Option Period” has the meaning given such term in Section 7(c) of the Plan.
(ee)“Other Cash-Based Award” means a cash Award granted to a Participant under Section 10 of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.
(ff)“Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and

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conditions set forth under Section 10 of the Plan (including upon the attainment of any performance goals or otherwise as permitted under the Plan).
(gg)“Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(hh)“Permitted Transferee” shall have the meaning set forth in Section 15(b)(ii) of the Plan.
(ii)“Person” means any individual, entity, or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.
(jj)“Plan” means this Eos Energy Enterprises, Inc. Second Amended and Restated 2020 Incentive Plan, as amended from time to time.
(kk)“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(ll)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Stock, cash, other securities, or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9 of the Plan.
(mm)“Restricted Stock” means Common Stock, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9 of the Plan.
(nn)“SAR Period” has the meaning given such term in Section 8(c) of the Plan.
(oo)“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(pp)“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(qq)“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(rr)“Subsidiary” means, with respect to any specified Person.
(i)any corporation, association or other business entity of which more than 50% of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii)any partnership (or any comparable foreign entity (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person, or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

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(ss)“Substitute Award” has the meaning given such term in Section 5(e).
4.Administration of the Plan:
(a)The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time the individual takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)Subject to the provisions of the Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award (including any performance goals, criteria, and/or periods applicable to Awards), which need not be identical for each Participant; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan, including any changes required to comply with Applicable Laws; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) modify any performance goals, criteria and/or periods; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan and Awards thereunder, in each case, to the extent consistent with the terms of the Plan.
(c)To the extent permitted by Applicable Laws, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.
(d)Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e)No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole

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control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f)Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.Grant of Awards, Shares Subject to the Plan, and Limitations:
(a)The Committee may, from time to time, grant Awards to one or more Eligible Persons.
(b)Subject to this Section 5, Awards granted under the Plan on or following the Amendment Effective Date shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of ~~23,935,317~~28,935,317 Common Stock; provided, that that the maximum number of Common Stock that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the Fair Market Value on the Date of Grant of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Capital Market or other securities exchange on which the Common Stock is traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
(c)Common Stock underlying Awards under this Plan that are forfeited, canceled, expire unexercised, or are settled in cash shall be available again for issuance as Awards under the Plan. Notwithstanding the foregoing, Common Stock underly an Award shall not again be available for issuance under the Plan if such Common Stock are (i) Common Stock tendered or withheld in payment of the exercise price of an Option or other Award, (ii) Common Stock delivered to or withheld by the Company to satisfy any tax withholding liabilities arising from an Award, (iii) Common Stock covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the Stock Appreciation Right, or (iv) Common Stock with respect to an Award repurchased by the Company using Option exercise proceeds.
(d)Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of Common Stock available for Awards under the Plan.
(f)In the event that the Committee determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company, issuance of Common Stock pursuant to the anti-dilution provisions of securities of the Company, or other

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similar corporate transaction or event affecting the Common Stock, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to Section 15(q) and applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
a.the number and type of Common Stock (or other securities) which thereafter may be made the subject of Awards, including the aggregate limits specified in Section 5(b) and Section 7(a);
b.the number and type of Common Stock (or other securities) subject to outstanding Awards;
c.the grant, acquisition, exercise, or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
d.the terms and conditions of any outstanding Awards, including the performance criteria of any Awards.
provided, however, that the number of Common Stock subject to any Award denominated in Common Stock shall always be a whole number.
6.Eligibility: Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7.Options:
(a)General: Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. The maximum aggregate number of Common Stock that may be issued through the exercise of Incentive Stock Options granted under the Plan on or after the Amendment Effective Date is ~~23,935,317~~28,935,317 Common Stock. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholder of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)Exercise Price: Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Stock.

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(c)Vesting and Expiration: Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as determined by the Committee in the applicable Award Agreement) and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422- 2(f)). In the event of any termination of employment or service with the Company or its Affiliates thereof of a Participant who has been granted one or more Options, the Options shall be exercisable at the time or times and subject to the terms and conditions set forth in the Award Agreement. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided that in no event shall such expiration date be extended beyond the expiration of the Option Period.
(d)Method of Exercise and Form of Payment: No Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid upon exercise of such Option. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option, accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Stock in lieu of actual delivery of such shares to the Company); provided that, such Common Stock are not subject to any pledge or other security interest and are Mature Shares; and (ii) by such other method as the Committee may permit in accordance with Applicable Law, in its sole discretion, including without limitation: (A) in other property having a Fair Market Value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Stock for which the Option was exercised that number of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the Common Stock for which the Option was exercised.
(e)Notification upon Disqualifying Disposition of an Incentive Stock Option: Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the individual makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f)Compliance with Laws, etc.: Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable; any other Applicable Law; the applicable rules and regulations of the Securities and Exchange Commission; or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.Stock Appreciation Rights:
(a)General: Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the

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Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)Strike Price: The Strike Price per Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.
(c)Vesting and Expiration: A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as shall be determined by the Committee in the applicable Award Agreement) and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”). In the event of any termination of employment or service with the Company and its Affiliates thereof of a Participant who has been granted one of more SARs, the SARs shall be exercisable at the time or times and subject to the terms and conditions as set forth in the Award Agreement (or in the underlying Option Award Agreement, as may be applicable). If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is 30 calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided that, in no event shall such expiration date be extended beyond the expiration of the SAR Period.
(d)Method of Exercise: SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)Payment: Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised, multiplied by the excess, if any, of the Fair Market Value of one Common Stock on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Stock having a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee.
9.Restricted Stock and Restricted Stock Units
(a)General: Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement (including the performance goals, if any, upon whose attainment the Restricted Period shall lapse in part or full).
(b)Restricted Accounts and Escrow or Similar Arrangement: Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company i. an escrow agreement satisfactory to the Committee, if applicable, and ii. the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

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(c)Vesting: Restricted Stock and Restricted Stock Units shall vest and be settled in such manner and on such date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as determined by the Committee in the applicable Award Agreement). Unless otherwise provided by the Committee in an Award Agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d)Shareholder Rights: Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock and the right to receive dividends, if applicable. Restricted Stock Units shall not convey to a Participant the rights and privileges of a shareholder with respect to the Common Stock subject to such Restricted Stock Unit, such as the right to vote or the right to receive dividends, unless and until and to the extent Common Stock is issued to such Participant to settle such Restricted Stock Unit. The Committee may, in its discretion, specify in the applicable Award Agreement that any or all dividends or other distributions paid on Awards of Restricted Stock or Restricted Stock Units prior to vesting or settlement be paid either in cash or in additional Common Stock and either on a current or deferred basis and that such dividends or other distributions may be reinvested in additional Common Stock, which may be subject to the same restrictions as the underlying Awards.
(e)83(b) Election: The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, such Participant shall be required to (i) file promptly a copy of such election with the Company and the applicable Internal Revenue Service office and (ii) notify the Company of the election within ten days of filing notice of the election with the Internal Revenue Service.
(f)Delivery of Restricted Stock and Settlement of Restricted Stock Units:
(i)Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share) or shall register such shares in the Participants name without any such restrictions. Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).
(ii)Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Stock for each such outstanding Restricted Stock Unit; provided however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only Common Stock in respect of such Restricted Stock Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of Applicable Law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.
10.Other Stock-Based Awards and Other Cash-Based Awards:

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(a)Other Stock-Based Awards: The Committee may grant types of equity-based or equity related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Common Stock), in such amounts and subject to such terms and conditions, as the Committee shall determine (including, if applicable, the attainment of any performance goals, as set forth in the applicable Award Agreement). Such Other Stock-Based Awards may involve the transfer of actual Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of Common Stock. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.
(b)Other Cash-Based Awards: The Committee may grant a Participant a cash Award not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.
(c)Value of Awards: Each Other Stock-Based Award shall be expressed in terms of Common Stock or units based on Common Stock, as determined by the Committee, and each Other Cash-Based Awards shall be expressed in terms of cash, as determined by the Committee. The Committee may establish performance goals in its discretion and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards or Other Cash- Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.
(d)Payment of Awards: Payment, if any, with respect to an Other Stock-Based Award or Other Cash-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Common Stock or a combination of cash and Common Stock, as the Committee determines.
(e)Vesting: The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Other Cash-Based Awards following the Participant’s termination of employment or service (including by reason of such Participant’s death, disability (as determined by the Committee), or termination without Cause). Such provisions shall be determined in the sole discretion of the Committee and will be included in the applicable Award Agreement but need not be uniform among all Other Stock-Based Awards or Other Cash- Based Awards issued pursuant to the Plan and may reflect distinctions based on the reasons for the termination of employment or service.
11.Dividend Equivalents: No adjustment shall be made in the Common Stock issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to issuance of such Common Stock under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Common Stock that are subject to any Award (other than an Option or Stock Appreciation Right). Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Date of Grant of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee; however, Dividend Equivalents shall not be payable unless and until the Award becomes payable and shall be subject to forfeiture to the same extent as the underlying Award. Dividend Equivalents may be subject to any additional limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be payable in cash, Common Stock or converted to full-value Awards, calculated based on such formula, as may be determined by the Committee.
12.Effect of a Change in Control: Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the following provisions of this Section 12 shall apply except as otherwise provided in the applicable Award Agreement.
(a)If and to the extent that outstanding Awards under the Plan are assumed, continued, or substituted by the successor or surviving entity (or its parent or affiliate), then:
(i)all such Awards shall remain outstanding and shall be governed by their respective terms and the provisions of the Plan and the applicable Award Agreement; and

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(ii)in the event a Participant incurs an involuntary termination of service by the Company (or the surviving entity, successor or its parent or affiliate) without Cause and/or due to the Participant’s death or “disability”, in each case during a period of up to 12 months from and after the Change in Control, then, as of the date of such Participant’s termination of service: (A) outstanding Awards shall immediately vest, become exercisable, and the restrictions and other conditions applicable thereto shall immediately lapse; and (B) any applicable performance conditions shall be deemed to be achieved at the greater of (I) the actual level of performance through the date immediately prior to the date of the Change in Control (to the extent determinable) and (II) target performance (100%);
(b)If and to the extent that outstanding Awards under the Plan (i) are not assumed, continued, or substituted in accordance with Section 12(a) above, or (ii) if such Awards are held by a non-employee director of the Company or its Affiliates, then upon the Change in Control, the following treatment shall apply to such Awards:
(A)outstanding Awards shall immediately vest, become exercisable, and the restrictions and other conditions applicable thereto shall immediately lapse immediately upon such Change in Control; and
(B)any applicable performance conditions shall be deemed to be achieved at the greater of (I) the actual level of performance through the date immediately prior to the date of the Change in Control (to the extent determinable) and (II) target performance (100%); and
(C)the Committee may, in its sole discretion, provide for cancellation of such outstanding Awards at the time of the Change in Control in which case a payment of cash, securities, property or a combination thereof shall be made to each such Participant upon the consummation of the Change in Control that is determined by the Committee in its sole discretion and that is at least equal to the excess (if any) of the value of the consideration that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards over the exercise or purchase price (if any) for such Awards (except that, in the case of an Option or SAR, such payment shall be limited as necessary to prevent the Option or SAR from being subject to tax under Section 409A of the Code); provided further that, if the Intrinsic Value of an Option or SAR is equal to or less than zero, the Committee may, in its sole discretion, provide for the cancellation of such Award without payment of any consideration therefor (for the avoidance of doubt, in the event of a Change in Control, the Committee may, in its sole discretion, terminate any Option or SAR for which the exercise or hurdle price is equal to or exceeds the per Common Stock value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor). Such payment shall be made promptly following such Change in Control or on a specified date or dates following such Change in Control; provided that the timing of such payment shall comply with Section 409A of the Code.
For purposes of this Section 12, an Award shall be considered assumed, continued or substituted for if, following the Change in Control, the Award remains subject to substantially the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Common Stock, the Award instead confers the right to receive common shares of the successor or surviving entity (or its parent) or a cash award with value that is based on the value of the Common Stock as received by other holders of the Common Stock in connection with the Change in Control.
13.Amendments and Termination:
(a)Amendment and Termination of the Plan: The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 14 shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted); provided, further, that any such

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amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary except (i) to the extent any such amendment, alternation, suspension, discontinuance or termination is made to cause the Plan to comply with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations (including Section 409A of the Code) or (ii) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 15(u). Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan, or create sub-plans, in such manner as may be necessary or desirable to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b)Amendment of Award Agreements: The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, except for (i) any such action taken in accordance with Section 5(f), (ii) any such action is made to cause the Plan or Awards to comply with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations (including Section 409A of the Code) or (iii) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 15(u). The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(f)) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(c)Dissolution or Liquidation: In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Committee.
14.Prohibition on Repricing: Except as provided under Section 5(f) of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (B) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Stock underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (C) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock are listed or quoted.
15.General:
(a)Award Agreements: Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Committee need not treat Participants or Awards (or portions thereof) uniformly.
(b)Nontransferability:
(i)Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws

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of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii)Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:
(A)any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”);
(B)a trust solely for the benefit of the Participant and his Immediate Family Members;
(C)a partnership or limited liability company whose only partners or stockholders are the Participant and his Immediate Family Members; or
(D)any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C). and (D) above is hereinafter referred to as, a “Permitted Transferee”);
provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee approves such transfer in writing in accordance with the requirements of the Plan.
(iii)The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that:
(A)Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution;
(B)Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate;
(C)the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and
(D)the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)Tax Withholding and Deductions:
(i)A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Stock, other securities or

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other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required taxes (up to the maximum statutory rate under Applicable Law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii)Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by:
(A)the delivery of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a Fair Market Value equal to such liability or
(B)having the Company withhold from the number of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.
(b)No Claim to Awards, No Rights to Continued Employment, and Waiver: No employee of the Company or an Affiliate, or other person, shall have any Claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. A Participant’s sole remedy for any Claim related to the Plan or any Award shall be against the Company, and no Participant shall have any Claim or right of any nature against any Subsidiary or Affiliate of the Company or any stockholder or existing or former director, officer or employee of the Company or any Subsidiary of the Company. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any Claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any Claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(c)Designation and Change of Beneficiary: Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his spouse or, if the Participant is unmarried at the time of death, his estate.
(d)Termination of Employment/Service: Unless determined otherwise by the Committee at any time following such event: i. neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and ii. if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its

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Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(e)No Rights as a Stockholder: Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Stock or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(h)Government and Other Regulations:
(i)The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Stock or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Stock or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or interdealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii)The Committee may cancel an Award or any portion thereof if the Committee determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Stock from the public markets, the Company’s issuance of Common Stock or other securities to the Participant, the Participant’s acquisition of Common Stock or other securities from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Stock in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Stock subject to such Award or portion thereof that is canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(i)Payments to Persons Other Than Participants: If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior Claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

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(j)Nonexclusivity of the Plan: Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(k)No Trust or Fund Created: The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees or service providers under general law.
(l)Reliance on Reports: Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of or service provider to the Company or the Committee or the Board, other than himself.
(m)Relationship to Other Benefits: No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(n)Governing Law: The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.
(o)Severability: If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(p)Obligations Binding on Successors: The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(q)Section 409A of the Code:
(i)Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Section 409A of the Code and the authoritative guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Section 409A of the Code.

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(ii)If a Participant is a “specified employee” (as such term is defined for purposes of Section 409A of the Code) at the time of his termination of service, no amount that is nonqualified deferred compensation subject to Section 409A of the Code and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (A) the first business day after the date that is six months following the date of the Participant’s termination of service, and (B) within 30 days following the date of the Participant’s death. For purposes of Section 409A of the Code, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Section 409A of the Code, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Section 409A of the Code, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Section 409A of the Code. If any Award is or becomes subject to Section 409A of the Code and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, to mean a “change in control event” as such term is defined for purposes of Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.
(iii)Any adjustments made pursuant to Section 5(f) to Awards that are subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code, and any adjustments made pursuant to Section 5(f) to Awards that are not subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.
(iv)Notwithstanding anything to the contrary herein, the tax treatment of the benefits provided under the Plan, or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.
(r)Expenses, Gender, Titles and Headings, and Interpretation: The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control. Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive
(s)Other Agreements: Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Stock or other securities under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(t)Payments: Participants shall be required to pay, to the extent required by Applicable Law, any amounts required to receive Common Stock or other securities under any Award made under the Plan.
(u)Clawback and Erroneously Awarded Compensation: All Awards (including on a retroactive basis) granted under the Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy

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Table of Contents	Appendix C
as it may be in effect from time to time, as well as any similar provisions of Applicable Laws, as well as any other policy of the Company that may apply to the Awards, such as anti- hedging or pledging policies, as they may be in effect from time to time. In particular, these policies and/or provisions shall include, without limitation, i. the Eos Energy Enterprises, Inc. Clawback Policy and any other Company policy established to comply with Applicable Laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or ii. the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements. The Committee may, to the extent permitted by Applicable Law and stock exchange rules or by any applicable Company policy or arrangement, and shall, to the extent required, cancel, or require reimbursement of any Awards granted to the Participant or any Common Stock issued, or cash received upon vesting, exercise, or settlement of any such Awards or sale of Common Stock underlying such Awards.
(v)No Fractional Shares: No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto shall be forfeited, rounded, or otherwise eliminated.
(w)Paperless Administration: If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
(x)Data Privacy: As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 15(x) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering, and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Common Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration, and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Common Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding the Participant, request additional information about the storage and processing of the Data regarding the Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 15(x) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 15(x).
(y)Broker-Assisted Sales: In the event of a broker-assisted sale of Common Stock in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (i) any Common Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (ii) the Common Stock may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (iv) to the extent the Company or its designee receives proceeds of the sale that

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exceed the amount owed, the Company will pay the excess in cash to the applicable Participant as soon as reasonably practicable; (v) the Company and its designees are under no obligation to arrange for the sale at any particular price; and (vi) if the proceeds of the sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

84	Eos Energy Enterprises

Eos Ingenuity Lab

Research and Development Center Corporate Headquarters

3920 Park Avenue
Edison, NJ 08820
United States

Eos Ingenuity Park

Manufacturing Facilities

Manufacturing #1
200 Braddock Ave
Turtle Creek, PA 15145

Manufacturing #2
700 Braddock Ave
Turtle Creek, PA 15145

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Your **Vote** Counts!

EOS ENERGY ENTERPRISES, INC.

2026 Annual Meeting
Vote by June 2, 2026
11:59 PM ET

V89014-P44600

You invested in EOS ENERGY ENTERPRISES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026.**

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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June 3, 2026
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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Jeff Bornstein	For
1b.	Claude Demby	For
1c.	Nathaniel Fick	For
2.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026.	For
3.	Non-binding advisory vote to approve our named executive officer compensation.	For
4.	Amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock of the Company from 600,000,000 to 800,000,000.	For
5.	Amendment to our Second Amended and Restated 2020 Incentive Plan.	For

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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EOS ENERGY ENTERPRISES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jeff Bornstein	☐	☐	☐
1b. Claude Demby	☐	☐	☐
1c. Nathaniel Fick	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2-5.	**For**	**Against**	**Abstain**
2. Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2026.	☐	☐	☐
3. Non-binding advisory vote to approve our named executive officer compensation.	☐	☐	☐
4. Amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock of the Company from 600,000,000 to 800,000,000.	☐	☐	☐
5. Amendment to our Second Amended and Restated 2020 Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting. When voting, have the information that is printed in the box marked by the arrow and follow instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V89011-P44600

Eos Energy Enterprises, Inc.
Annual Meeting of Stockholders
June 3, 2026 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael Silberman and Elizabeth Higley, or each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of EOS ENERGY ENTERPRISES, INC., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 3, 2026, via a live webcast at www.virtualshareholdermeeting.com/EOSE2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side